RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022 between First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invest in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that is operating as an exchange-traded fund (each, an “ETF”) and advised by Aberdeen Standard Investments ETF Advisors LLC (the “Adviser”) that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, each Acquiring Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the 1940 Act;

WHEREAS, each ETF is registered with the SEC as an open-end investment company under the 1940 Act, is advised by the Adviser and operates as an ETF, and each Acquired Fund is a series of the ETF;

WHEREAS, the parties hereto intend that this Agreement be applicable to all ETFs advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”);

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                 Terms of Investment.

(a)     In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)     In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)       an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund; and

(ii)     no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit)

(c)       In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.                 Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.                 Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.                 Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Alan Rooney	[Name of Fund]
First Trust Portfolios L.P.	c/o Aberdeen Standard Investments Inc.
120 E. Liberty Drive, Suite 400	Attn: Fund Compliance
Wheaton, IL 60187	1900 Market Street, Suite 200
Email: fundoffunds@ftportfolios.com	Philadelphia, PA 19103
Email: Fundcompliance.us@abrdn.com

With a copy to:	With a copy to:
W. Scott Jardine, Esq.	[Name of Fund]
Attn: Legal Department	c/o Aberdeen Standard Investments Inc.
First Trust Portfolios L.P.	Attn: Legal Dept.
120 E. Liberty Drive, Suite 400	1900 Market Street, Suite 200
Wheaton, IL 60187	Philadelphia, PA 19103
Email: fundoffunds@ftportfolios.com	Email: legal.us@abrdn.com

5.	Term and Termination.

(a)      This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)      This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement with respect to an Acquired Fund, the respective Acquiring Fund may not purchase additional shares of the applicable Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)      This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.                 Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.                 Assignment; Amendment; Miscellaneous

(a)       This Agreement may not be assigned by either party without the prior written consent of the other.

(b)      This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)       In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)      In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)       The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)        The First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each a “Trust”) are each a Massachusetts business trust, and a copy of the Declaration of Trust of each Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Trust or an Acquiring Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the Acquiring Fund. Similarly, for any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund (g) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Exchange-Traded Funds advised by Aberdeen Standard Investments ETF advisors LLC

By: Aberdeen Standard Investments ETF Advisors LLC on behalf of Acquired Funds

Name:	/s/ Lucia Sitar
Title:	Vice President of Aberdeen Standard Investments Inc., sole member of Aberdeen Standard Investments ETF Advisors LLC

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

Name:	/s/ James M. Dykas
Title:	President and CEO

Appendix A

Acquired Funds

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

RULE 12dl-4
FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT is entered into as of January 19, 2022, among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each an “Acquiring Trust” and collectively, the “Acquiring Trusts”), each on behalf of its existing and future series that invests in an Acquired Fund as listed on Schedule A, as amended from time to time, severally and not jointly (each an “Acquiring Fund” and collectively, the “Acquiring Funds”), and ALPS ETF Trust, (“Acquired Trust”), each on behalf of its itself and its separate series listed on Schedule B, as amended from time to time or as such additional series are deemed to be added in the future, severally and not jointly (each, an “Acquired Fund” and collectively, the “Acquired Funds”).

WHEREAS, each Acquiring Fund and each Acquired Fund are registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an unit investment trust or a management company, respectively;

WHEREAS, Section 12(d)(l)(A) of the 1940 Act, in relevant part, limits the extent to which an investment company, and any company or companies controlled by such company, may invest in shares of registered investment companies, Section 12(d)(l)(B) limits the extent to which a registered open-end investment company, its principal underwriter or any registered brokers or dealers may knowingly sell shares of such registered open-end investment company to other investment companies, or any company or companies controlled by such companies, and Section 12(d)(l)(C) limits the extent to which an investment company, and any company or companies controlled by such company, may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act, as amended from time to time, (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(l)(A) in reliance on the Rule; and

WHEREAS, in accordance with the Rule, the parties desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the relevant Acquired Funds in reliance on the Rule.

NOW THEREFORE, in consideration of the potential benefits to the Acquiring Funds and the Acquired Funds arising out of an Acquiring Fund’s investment in an Acquired Fund, the parties, intending to be legally bound hereby, agree as follows.

1.	Terms of Investment

(a)            Each Acquiring Fund and each Acquired Fund agree as follows:

(i)                Scale of investment. Upon request by an Acquired Fund, the Acquiring Fund will use reasonable efforts to provide summary information regarding the anticipated timeline and scale of its contemplated investments in the Acquired Fund and any maximum investment limits, whenever practicable and consistent with the Acquiring Fund’s best interests.

(ii)               Timing/advance notice of redemptions. Each Acquiring Fund will use reasonable efforts to spread large redemption requests (greater than 2% of the relevant Acquired Fund’s total outstanding shares) over multiple days or to provide advance notification of large redemption requests to the relevant Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. Each Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (ii) shall not apply to transactions in which an Acquiring Fund does not redeem Acquired Fund shares even if such transaction results in the redemption of Acquired Fund shares (such as where an Acquiring Fund sells shares in the secondary market).

(iii)             In-kind redemptions. Each Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind.

(b)           An Acquired Fund shall provide an Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund.

2.	Representations of the Acquired Funds.

(a)            In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A) in reliance on the Rule, the Acquired Fund agrees to: (i) comply with all conditions of the Rule applicable to Acquired Funds; and (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule, with respect to an investment by the Acquiring Fund, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)            In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A) in reliance on the Rule, the Acquiring Fund agrees to: (i) comply with all conditions of the Rule applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule, with respect to its investment in such Acquired Fund, or this Agreement.

(b)           An Acquiring Fund shall promptly notify an Acquired Fund:

(i)             of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities; and

(ii)           if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of the amount noted in (i) above.

(c)            An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliated persons of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(d)           The Acquiring Fund and its Advisory Group, as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund within the meaning of Section 2(a)(9) of the 1940 Act.

(e)            If, as a result of a decrease in the outstanding voting securities of an Acquired Fund, an Acquiring Fund and its Advisory Group, in the aggregate, hold more than 25% of the outstanding voting securities of an Acquired Fund, each of those holders will vote its shares of the Acquired Fund in the same proportion as the vote of all other holders of the Acquired Fund’s shares; provided, however, that in circumstances where all holders of the outstanding voting securities of the Acquired Fund are required by this provision or otherwise under the Rule or Section 12(d)(1) of the 1940 Act to vote securities of the Acquired Fund in the same proportion as the vote of all other holders of such securities, the Acquiring Fund will seek instructions from its security holders with regard to the voting of all proxies with respect to such Acquired Fund securities and vote such proxies only in accordance with such instructions. Notwithstanding the foregoing, neither this paragraph nor the preceding paragraph shall apply if the Acquiring Fund is in the same group of investment companies (as defined in the Rule) as an Acquired Fund, or the Acquiring Fund’s investment sub-adviser or any person controlling, controlled by or under common control with the Acquiring Fund’s investment sub-adviser acts as the Acquired Fund’s investment adviser or depositor.

(f)            No Acquiring Fund or an affiliated person of an Acquiring Fund will cause any existing or potential investment by the Acquiring Fund in an Acquired Fund to influence the terms of any services or transactions among: (i) the Acquiring Fund or an affiliated person of an Acquiring Fund; and (ii) the Acquired Fund or an affiliated person of the Acquired Fund.

(g)           Each Acquiring Fund acknowledges and understands that an Acquired Fund reserves the right to reject any purchase of shares by an Acquiring Fund or any primary market purchase of shares by an Acquiring Fund through an Authorized Participant.

4.	Indemnification.

(a)            The Acquiring Funds, severally and not jointly, agree to hold harmless, indemnify and defend the Acquired Funds and the Acquired Trusts, including any of their principals, trustees, officers, employees and agents (“Acquired Fund Agents”), against and from any and all losses, costs, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund and/or the Acquired Trusts, including any Acquired Fund Agents, to the extent such Claims result from: (i) any untrue statement or alleged untrue statement of a material fact contained in an Acquiring Fund’s prospectus, statement of additional information or sales literature or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) a material breach by such Acquiring Fund of any provision of this Agreement; or (iii) a violation by such Acquiring Fund of the terms and conditions of the Rule. The indemnification provided for in this paragraph shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

(b)           The Acquired Funds, severally and not jointly, agree to hold harmless, indemnify and defend the Acquiring Funds and the Acquiring Trusts, including any of their principals, trustees, officers, employees and agents (“Acquiring Fund Agents”), against and from any and all losses, costs, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund and/or the Acquiring Trusts, including any Acquiring Fund Agents, to the extent such Claims result from: (i) any untrue statement or alleged untrue statement of a material fact contained in an Acquired Fund’s prospectus, statement of additional information or sales literature or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) a material breach by such Acquired Fund of any provision of this Agreement; or (iii) a violation by such Acquired Fund of the terms and conditions of the Rule. The indemnification provided for in this paragraph shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

(c)            To the greatest extent permitted by applicable law, and without limiting the generality of the foregoing, in no event will either party be liable for any indirect, special, incidental, punitive or consequential damages or any similar damages or losses resulting from any action or failure to act under this Agreement, and each party hereby irrevocably and unconditionally waives any right that it may have to claim and recover any such damages, even if it has informed the other party of the possibility or likelihood of such damages.

5.	Materials.

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information, each Acquiring Fund agrees to:

(a)            Refer to such Acquired Fund as the “[Name of applicable Acquired Fund(s) as listed on Schedule B]”; and

(b)           Include the following notice within reasonable proximity to the reference to such Acquired Fund:

None of ALPS Advisors, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS ETF Trust, or the [Name of applicable Acquired Fund(s) as listed on Schedule B] make any representations regarding the advisability of investing in [Name of applicable Acquiring Fund].]

6.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to an Acquiring Trust:	If to an Acquired Trust:

Kristi Maher	ALPS ETF Trust
c/o First Trust Portfolios L.P.	c/o ALPS Advisors, Inc.
120 E. Liberty Drive, Suite 400	1290 Broadway, Suite 1000
Wheaton, IL 60187	Denver, CO 80203
Email: foflegal@ftportfolios.com	Email: AAICompliance@alpsinc.com

With a copy to:
W. Scott Jardine, Esq.
Attn: Legal Dept.
First Trust Portfolios L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
Email: foflegal@ftportfolios.com

7.	Addition of New Acquiring/Acquired Funds.

Schedule A lists the existing and future Acquiring Funds as of the date of this Agreement, and Schedule B lists the Acquired Funds in existence as of the date of this Agreement. Additional Acquired Funds may be created from time to time. The parties agree that in the event a series of an Acquiring Trust desires to become an Acquiring Fund after the date of this Agreement and invests in an Acquired Fund listed on Schedule Bin excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule, such investment shall be governed by the terms of this Agreement and the relevant Acquiring Fund shall be deemed to be added to Schedule A as of the date of the initial investment by an Acquiring Fund in an Acquired Fund in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule. Additional Acquired Funds may be added to Schedule B from time to time pursuant to Section 8(e) of this Agreement. Notwithstanding anything herein to the contrary, Acquired Funds may be removed from Schedule B by the Acquired Trust upon 60 days’ advance written notice to the relevant Acquiring Trust pursuant to Section 8(b) of this Agreement.

8.	Term, Termination, Governing Law, Assignment, Amendment.

(a)            This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, the Agreement shall continue in effect until terminated pursuant to Section 8(b).

(b)           This Agreement shall continue until terminated by either party upon 60 days’ advance written notice to the other party. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement will be governed by Delaware law without regard to choice of law principles.

(d)           This Agreement may not be assigned by either party without the prior written consent of the other.

(e)            This Agreement, with the exception of modifications of Schedule A consistent with Section 7 of this Agreement, may be amended or modified only by a writing that is signed by an authorized representative of each party.

(f)            In any action involving a party to this Agreement, each party agrees to look solely to the relevant individual Acquiring Fund or Acquired Fund that is involved in the matter in controversy and not to any other series of the relevant Acquiring Trust or Acquired Trust.

(g)           In the case of any Acquiring Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of the applicable Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Massachusetts Trust.

9.	Fund by Fund Basis.

This Agreement is executed by each Acquiring Trust on behalf of its respective Acquiring Funds, and each Acquired Trust on behalf of its respective Acquired Funds. Each such Acquiring Fund or Acquired Fund, as applicable, acknowledges that (i) the obligations hereunder are binding only upon the applicable Fund to which such obligations pertain and the assets and property of such Fund, and (ii) no trustee, officer, or shareholder assumes any personal liability for obligations entered into on behalf of a Fund; and (iii) the obligations of each Fund under this Agreement shall be several and not joint, and the assets of one Fund shall not be liable for the obligations of another Fund.

10.	Miscellaneous.

(a)            Severability. If any one or more provisions in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the remainder of this Agreement will remain in full effect.

(b)           Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

(c)            Survival. Sections 4. Indemnification, 5. Materials, 8. Term, Termination, Governing Law, Assignment, Amendment, and 9. Fund by Fund Basis, shall survive the any termination hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ALPS ETF Trust

Kathryn Burns	Treasurer	/s/ Kathryn Burns
Name of Authorized Signer	Title	Signature

FT Series, on behalf of its existing and future series, severally and not jointly

By: First Trust Portfolios L.P.

James M. Dykas	Chief Financial Officer	/s/ James M. Dykas
Name of Authorized Signer	Title	Signature

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(each on behalf of its existing and future series, severally and not jointly)

Donald P. Swade	Treasurer and CFO	/s/ Donald P. Swade
Name of Authorized Signer	Title	Signature

SCHEDULE A – LIST OF ACQUIRING FUNDS

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

SCHEDULE B – LIST OF ACQUIRED FUNDS

Alerian MLP ETF

ALPS Active REIT ETF

ALPS Clean Energy ETF

ALPS Disruptive Technologies ETF

ALPS Emerging Sector Dividend Dogs ETF

ALPS Global Travel Beneficiaries ETF

ALPS Hillman Active Value ETF

ALPS International Sector Dividend Dogs ETF

ALPS Medical Breakthroughs ETF

ALPS REIT Dividend Dogs ETF

ALPS Sector Dividend Dogs ETF

ALPS/Alerian Energy Infrastructure ETF

Barron’s 400 ETF

RiverFront Dynamic Core Income ETF

RiverFront Dynamic US Dividend Advantage ETF

RiverFront Dynamic US Flex-Cap ETF

RiverFront Strategic Income Fund

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company or as an unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.
(a)	In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:
(i)	In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

(ii)	Timing/advance notice of redemptions.
1.	With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).
2.	The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.
(iii)	Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.
(b)	In order to assist the Acquiring Fund’s investment adviser or the Acquiring Fund’s principal underwriter or depositor, as applicable, with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.
2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.
(a)	In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.
(b)	An Acquiring Fund shall promptly notify an Acquired Fund:
i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;
ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;
iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and
iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.
(c)	Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.
(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.
(e)	An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.
(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.
(a)	Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.
(b)	Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.
(c)	Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.
5.	Use of Name.
(a)	To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.	Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and
ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)	No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.
6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:
As set forth on Schedule C	iShares ETFs: Email: Group12d14@blackrock.com BlackRock Mutual Funds and Active ETFs: Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.
(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.
(b)	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.
9.	Term and Termination; Assignment; Amendment.
(a)	This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).
(b)	This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.
(c)	This Agreement may not be assigned by either party without the prior written consent of the other.
(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.
(e)	In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.	Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President and CEO

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

Schedule A: Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Kristi Maher

c/o First Trust Portfolios, L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

With a copy to:

W. Scott Jardine, Esq.

Attn: Legal Dept.

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

RULE 12dl-4
FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, is made this 11th of January, 2022, by and among each trust identified on Schedule A, (each, an “Acquiring Trust”), on behalf of itself and its respective series identified on Schedule A, severally and not jointly (each, an “Acquiring Fund”), and each trust identified on Schedule B (each, an “Underlying Trust”), on behalf of itself and its respective series identified on Schedule B, severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”), and shall be effective January 19, 2022.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”); or as a unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(l)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(l)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section l 2(d)(l )(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12dl-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(l)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule.

1.	Terms of Investment

(a)            Because Acquired Funds operate as exchange-traded funds, the Funds note that each Acquired Fund is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption order for shares of the Acquired Fund can only be submitted by brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Authorized Participant Agreement”) with Acquired Funds’ distributor to transact in shares of the Acquired Funds. The Acquired Funds also have policies and procedures (the “Basket Policies”) that have been adopted pursuant to Rule 6c- l 1 under the 1940 Act, which govern creation and redemptions of the Acquired Funds’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Authorized Participant Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that:

(i)             the Acquiring Funds will transact in shares in the Acquired Funds on the secondary market rather than through direct creation and redemption transactions with the Acquired Fund; and

(ii)           Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investment in the Acquired Fund; provided, however, that the Acquiring Fund, does not, in its sole discretion, determine that the requested information includes material non-public information. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

The Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired Fund should assist the Acquired Fund’s investment adviser with making the required findings under the Rule.

(b)           In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund and its investment adviser with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. For the avoidance of doubt, the Acquiring Fund acknowledges and agrees that any information provided by the Acquired Fund under this section is limited to publicly available fee and expense information.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

4.	[RESERVED]
5.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher	Jason Pogorelec
c/o First Trust Portfolios, L.P.	c/o Fidelity Investments
120 E. Liberty Drive, Suite 400	245 Summer Street
Wheaton, IL 60187	V13E
Boston, MA 02210
Email: foflegal@ftportfolios.com	Email: Jason.Pogorelec@fmr.com

With a copy to: W. Scott Jardine, Esq.	Kenneth Robins
Attn: Legal Dept.	c/o Fidelity Investments
First Trust Portfolios, L.P.	245 Summer Street
120 E. Liberty Drive, Suite 400	Vl0B
Wheaton, IL 60187	Boston, MA 02210
Email: foflegal@ftportfolios.com	Email: Kenneth.Robins@fmr.com

With a copy to:
Shelley Harding
Attn: Legal Dept.
6501 S Fiddlers Green Circle,
Suite 600
Greenwood Village, CO 80111
Email: shelley.harding@fmr.com

6.	Term and Termination; Assignment; Amendment
(a)	This Agreement shall be effective for the duration of the Acquired Funds’ and/or the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)	This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(l )(A) limits in reliance on the Rule. For purposes of clarity, upon termination of this Agreement, an Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate this Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement may not be assigned by either party without the prior written consent of the other. In the event either party assigns this Agreement to a third party as provided in this Section, such permitted third party shall be bound by the terms and conditions of this Agreement applicable to the assigning party.

(d)           This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Schedule B to this Agreement may be amended by the Acquired Fund to add Additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 5.

(e)            This Agreement will be governed by the laws of the Commonwealth of Massachusetts without regard to its choice of law principles.

(f)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Funds that are involved in the matter in controversy and not to any other series of the Acquiring Trusts.

(g)           In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Funds that are involved in the matter in controversy and not to any other series of the Acquired Trusts.

7.	Miscellaneous

(a)            Counterparts. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which together constitute one and the same instrument.

(b)           Severability. If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

(c)            Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations.

(d)           Notice. The Acquiring Funds are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust (the “Trust Document”) of which each Acquired Fund is a series (together collectively the “Trusts”) or other organizational documents and agrees that the obligations assumed by the Trusts pursuant to this Agreement shall be limited in all cases to the relevant Acquired Funds and their assets, and the Acquiring Funds shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the relevant Acquired Funds or any other series of the Trusts. In addition, the Acquiring Funds shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Acquiring Funds understands that the rights and obligations of any Fund under the Trust Document or other organizational document are separate and distinct from those of any and all other series of the Trusts.

In the case of the Acquiring Funds held in First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, a copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The parties are hereby put on notice that no director/trustee, officer, employee, agent, employee or shareholder of the Trust or the Funds shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable Acquiring Fund.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FT Series, on behalf of itself and each of the Acquiring Funds listed on Schedule A, Severally and Not Jointly

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

on behalf of itself and each of the Acquiring Funds listed on Schedule A, Severally and Not Jointly

/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

Fidelity Merrimack Street Trust, Fidelity Covington Trust Fidelity Commonwealth Trust, on behalf of itself and each of the Acquired Funds listed on Schedule B, Severally and Not Jointly

/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signer

SCHEDULE A

Acquiring Trusts and Acquiring Funds

Acquiring Trusts	Acquiring Funds
FT Series	All Existing and Future Series
First Trust Exchange-Traded Fund	All Existing and Future Series
First Trust Exchange-Traded Fund II	All Existing and Future Series
First Trust Exchange-Traded Fund III	All Existing and Future Series
First Trust Exchange-Traded Fund IV	All Existing and Future Series
First Trust Exchange-Traded Fund V	All Existing and Future Series
First Trust Exchange-Traded Fund VI	All Existing and Future Series
First Trust Exchange-Traded Fund VII	All Existing and Future Series
First Trust Exchange-Traded Fund VIII	All Existing and Future Series
First Trust Series Fund	All Existing and Future Series
First Trust Variable Insurance Trust	All Existing and Future Series

SCHEDULE B

Acquired Trusts and Acquired Funds

Portfolio#	Portfolio Legal Name	Trust
1283	Fidelity Nasdaq Composite Index ETF	Fidelity Commonwealth Trust
6157	Fidelity Blue Chip Growth ETF	Fidelity Covington Trust
6190	Fidelity Blue Chip Value ETF	Fidelity Covington Trust
6442	Fidelity Clean Energy ETF	Fidelity Covington Trust
6443	Fidelity Cloud Computing ETF	Fidelity Covington Trust
6444	Fidelity Digital Health ETF	Fidelity Covington Trust
2854	Fidelity Dividend ETF for Rising Rates	Fidelity Covington Trust
6445	Fidelity Electric Vehicles and Future Transportation ETF	Fidelity Covington Trust
3354	Fidelity Emerging Markets Multifactor ETF	Fidelity Covington Trust
6339	Fidelity Growth Opportunities ETF	Fidelity Covington Trust
2853	Fidelity High Dividend ETF	Fidelity Covington Trust
3088	Fidelity High Yield Factor ETF	Fidelity Covington Trust
3063	Fidelity International High Dividend ETF	Fidelity Covington Trust
3355	Fidelity International Multifactor ETF	Fidelity Covington Trust
3064	Fidelity International Value Factor ETF	Fidelity Covington Trust
2855	Fidelity Low Volatility Factor ETF	Fidelity Covington Trust
6340	Fidelity Magellan ETF	Fidelity Covington Trust
2856	Fidelity Momentum Factor ETF	Fidelity Covington Trust
2574	Fidelity MSCI Communication Services Index ETF	Fidelity Covington Trust
2566	Fidelity MSCI Consumer Discretionary Index ETF	Fidelity Covington Trust
2567	Fidelity MSCI Consumer Staples Index ETF	Fidelity Covington Trust
2568	Fidelity MSCI Energy Index ETF	Fidelity Covington Trust
2569	Fidelity MSCI Financials Index ETF	Fidelity Covington Trust
2570	Fidelity MSCI Health Care Index ETF	Fidelity Covington Trust
2571	Fidelity MSCI Industrials Index ETF	Fidelity Covington Trust
2572	Fidelity MSCI Information Technology Index ETF	Fidelity Covington Trust
2573	Fidelity MSCI Materials Index ETF	Fidelity Covington Trust
2735	Fidelity MSCI Real Estate Index ETF	Fidelity Covington Trust
2575	Fidelity MSCI Utilities Index ETF	Fidelity Covington Trust
6079	Fidelity New Millennium ETF	Fidelity Covington Trust
6414	Fidelity Preferred Securities & Income ETF	Fidelity Covington Trust
2857	Fidelity Quality Factor ETF	Fidelity Covington Trust
6341	Fidelity Real Estate Investment ETF	Fidelity Covington Trust
6342	Fidelity Small-Mid Cap Opportunities ETF	Fidelity Covington Trust
3356	Fidelity Small-Mid Multifactor ETF	Fidelity Covington Trust

Portfolio#	Portfolio Legal Name	Trust
5027	Fidelity Stocks for Inflation ETF	Fidelity Covington Trust
6415	Fidelity Sustainability U.S. Equity ETF	Fidelity Covington Trust
6044	Fidelity U.S. Multifactor ETF	Fidelity Covington Trust
2858	Fidelity Value Factor ETF	Fidelity Covington Trust
6416	Fidelity Women’s Leadership ETF	Fidelity Covington Trust
2720	Fidelity Corporate Bond ETF	Fidelity Merrimack Street Trust
6353	Fidelity Investment Grade Bond ETF	Fidelity Merrimack Street Trust
6354	Fidelity Investment Grade Securitized ETF	Fidelity Merrimack Street Trust
2721	Fidelity Limited Term Bond ETF	Fidelity Merrimack Street Trust
3089	Fidelity Low Duration Bond Factor ETF	Fidelity Merrimack Street Trust
2722	Fidelity Total Bond ETF	Fidelity Merrimack Street Trust

[FIDELITY INVESTMENTS Logo]

January 11, 2022

Each Trust and Series

Identified on Schedule A to the Investment Agreement

c/o First Trust Portfolios, L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

RE: Notification Requirements Governing Investments in Fidelity ETFs

Ladies and Gentlemen:

Reference is hereby made to the Fund of Funds Investment Agreement by and among each trust, on behalf of itself and its current and future series as identified on Schedule A thereto, severally and not jointly (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Fidelity Merrimack Street Trust, Fidelity Covington Trust, and Fidelity Commonwealth Trust, each on behalf of itself and its respective series identified on Schedule B thereto, severally and not jointly (each, an “Acquired Fund”), effective January 19, 2022, and executed contemporaneously herewith, as amended from time to time hereafter (the “Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings as defined in the Agreement.

In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Each Acquiring Fund will promptly notify an Acquired Fund in writing of any purchase or acquisition of shares of the Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities. An Acquiring Fund shall promptly notify an Acquired Fund where an Acquiring Fund and its Advisory Group (as defined by Rule 12d1-4), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities. At such time, and at any time thereafter, upon reasonable request of the Acquired Fund, the Acquiring Fund will also transmit to the Acquired Fund a list of any company controlling, controlled by or under common control with its investment adviser that (i) is a company that would reasonably be expected to be in a position to provide services of a securities-related nature (that is, investment advisory, brokerage, distribution, transfer agency, administration, participant recordkeeping or shareholder services) to the requesting party, or (ii) to the actual knowledge of the investment adviser, currently has or is reasonably expected to begin having a material business relationship with the requesting party.
2.	The Acquiring Fund will notify the Fund of any changes to the list of the names as soon as reasonably practicable after a change occurs. If Fidelity Management & Research Company LLC or any of its affiliates actively trade with any of the Acquiring Funds’ affiliates, trading could be blocked until the Fund is notified that the holding percentage has fallen below 5%.
3.	The terms and conditions of the Agreement are incorporated herein by reference thereto. This letter agreement together with the Agreement represents the entire agreement and understanding of the parties hereto; provided however, that in the event of any inconsistency between the terms of this letter agreement and the Agreement, the terms of this letter agreement shall control.

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4.	This letter agreement shall be effective for the duration of the Acquiring and/or Acquired Funds’ reliance on the Rule and shall only be applicable to investments in Acquired Funds made in reliance on the Rule. This letter agreement shall terminate automatically upon the termination of the Agreement pursuant to Section 6(c) therein.
5.	This letter agreement may be amended only by a writing that is signed by each affected party.

[Remainder of Page Intentionally Left Blank]

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If you are in agreement with the foregoing, please countersign the enclosed copy of this letter and return it to the undersigned, whereupon this letter shall become a legally binding obligation of the parties in accordance with its terms effective January 19, 2022.

FT Series,

ON BEHALF OF ITSELF AND THE ACQUIRING FUNDS

LISTED IN THE AGREEMENT, Severally and Not Jointly

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

EACH ON BEHALF OF ITSELF AND THE ACQUIRING FUNDS LISTED IN THE AGREEMENT, Severally and Not Jointly

By:	/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

Fidelity Merrimack Street Trust, Fidelity Covington Trust, and Fidelity Commonwealth Trust, EACH ON BEHALF OF ITSELF AND THE ACQUIRED FUNDS LISTED IN THE AGREEMENT, Severally and Not Jointly

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signor

3 of 3

RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of January 19, 2022, is among FT Series, First Trust Exchange Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, each on behalf of its separate existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below and as listed on Schedule A (as amended from time to time), severally and not jointly (each, an “Acquiring Fund”), and each Acquired Fund listed on Schedule A (as amended from time to time), severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”). This Agreement shall be effective as of January 19, 2022.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or as an unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(l)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(l)(B) limits the extent to which a registered investment company, its principal underwriter (“Distributor”) or registered brokers or dealers (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(l)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits (i) registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l)(A) and Section 12(d)(l)(C) of the 1940 Act, and (ii) registered investment companies, such as the Acquired Funds, as well as the Distributor and Brokers, knowingly to sell shares of the Acquired Funds to the Acquiring Funds in excess of the limits of Section 12(d)(l)(B) of the 1940 Act, subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(l)(A) and Section 12(d)(l)(C), as applicable, in reliance on the Rule; and

WHEREAS, an Acquired Fund, Distributor, or Broker, from time to time, may knowingly sell Shares of one or more Acquired Funds to an Acquiring Fund in excess of the limitations of Section 12(d)(l)(B) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, each Acquiring Fund and each Acquired Fund desire to set forth the following terms pursuant to which an Acquiring Fund may invest in an Acquired Fund in reliance on the Rule and an Acquired Fund and its Distributor and Brokers may sell shares of the Acquired Fund to an Acquiring Fund in reliance on the Rule.

1.  Terms of Investment.

(a)  With respect to investments in Acquired Funds that operate as exchange-traded funds (“Acquired ETFs”), the Funds note that each Acquired ETF is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption orders for shares of the Acquired ETFs can only be submitted by Brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Authorized Participant Agreement”) with the Acquired ETFs’ distributor to transact in shares of the Acquired ETFs. The Acquired ETFs also have policies and procedures (the “Basket Policies”) that have been adopted pursuant to Rule 6c-l 1 under the 1940 Act, which govern creations and redemptions of the Acquired ETFs’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Authorized Participant Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that the Acquiring Funds will transact in shares in the Acquired ETFs on the secondary market rather than through direct creation and redemption transactions with the Acquired ETF. The Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired ETF should assist the Acquired ETF’s investment adviser with making the required findings under the Rule.

(b)  In order to assist the Acquiring Fund’s investment adviser or depositor with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, the Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund to facilitate compliance with the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, the Funds agree that information on fees and expenses of an Acquired Fund shall be provided through delivery of or access to publicly available documents.

(c)  An Acquiring Fund shall promptly provide an Acquired Fund with summary information regarding the aggregate amount of the Acquiring Funds’ investments in an Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request and to the extent it is not considered material non-public information.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)( I )(A) or Section 12(d)( I )(C) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(l)(B), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or fails to comply with this Agreement.

3.  Representations of the Acquiring Funds.

(a)  In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A) or Section 12(d)(l)(C) or knowing sale of Shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(l)(B), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or fails to comply with this Agreement.

(b)  As of the date of this agreement, no Acquiring Fund holds outstanding voting securities of any Acquired Fund in excess of the limit in Section 12(d)(1)(A)(i). No Acquiring Fund will purchase or acquire shares of an Acquired Fund that would cause such Acquiring Fund to hold outstanding voting securities of such Acquired Fund in excess of the limit in Section 12(d)(l)(A)(i) without prior written approval from the Acquired Fund.

(c)  An Acquiring Fund shall promptly notify an Acquired Fund:

(i)  of any purchase or acquisition of shares of an Acquired Fund that causes the Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities;

(ii)  if at any time the Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of the Acquired Fund’s total outstanding voting securities; and

(iii)  if at any time the Acquiring Fund and, if applicable, its Advisory Group no longer holds voting securities of the Acquired Fund in excess of an amount noted in clause (i) or (ii) above.

(d)  Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer: (a) will not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund; and (b) will notify the Acquired Fund if, notwithstanding compliance with clause (a) at the time of investment, the Acquired Fund subsequently holds 5% or more of the Acquired Fund’s total outstanding voting securities.

4.  Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher	Kevin Wuerfel
First Trust Portfolios L.P.	Vice President Investment Compliance
120 E. Liberty Drive, Suite 400	Franklin Templeton
Wheaton, IL 60187	One Franklin Parkway
Email: foflegal@ftportfolios.com	Building 920, 2nd Floor
With a copy to:	San Mateo, CA 94403
E-mail:
W. Scott Jardine, Esq.	Rule12d1-4InvestmentAgreements@franklintempleton.com
Attn: Legal Department
First Trust Portfolios L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
Email: foflegal@ftportfolios.com

5.  Term and Termination; Assignment; Amendment.

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 5(b).

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, an Acquiring Fund may not purchase additional shares of an Acquired Fund beyond the Section 12(d)(1)(A) or Section 12(d)(l)(C) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund or Acquired Fund upon the termination of such Acquiring Fund or Acquired Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund or Acquired Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

(d)  This Agreement may not be assigned (as that term is defined in the 1940 Act) by either party without the prior written consent of the other.

(d)  This Agreement may be amended, including the addition of Acquired Funds to Schedule A, only by a writing that is signed by each affected party.

(f)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy for satisfaction, and not to any other series of the trust or corporation of which any such Acquiring Fund is a series, if applicable, or to the Acquiring Funds’ directors, trustees, officers, employees or shareholders, or any of them, or any of their personal assets for such satisfaction.

(g)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund(s) that is involved in the matter in controversy for satisfaction, and not to any other series of the trust or corporation of which any such Acquired Fund is a series, if applicable, or to the Acquired Funds’ directors, trustees, officers, employees or shareholders, or any of them, or any of their personal assets for such satisfaction.

6.  Miscellaneous.

(a)  In no event and under no circumstances will any party to this Agreement be liable to any person, including without limitation any other party to this Agreement, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provisions of this Agreement, even if such party had been advised of the possibility of such losses or damages.

(b)  The Acquiring Funds and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(c)  For any Acquired Fund or Acquiring Fund that is a Massachusetts business trust or a series of a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund or Acquiring Fund or trust is on file with the Secretary of The Commonwealth of Massachusetts. Notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of an Acquired Fund or Acquiring Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund or Acquiring Fund.

(d)  This Agreement will be governed by the laws of the State of Delaware without regard to its choice of law principles.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Franklin ETF Trust

Franklin Templeton ETF Trust

Legg Mason ETF Investment Trust

By:	/s/ Navid J. Tofigh
Name:	Navid J. Tofigh
Title:	Vice President

FT Series, On Behalf of Its Existing and Future Series, Severally and not Jointly

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(each on behalf of its existing and future series, severally and not jointly)

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President and CEO

SCHEDULE A

Acquiring Funds	Acquired Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

Franklin ETF Trust

Franklin Liberty Short Duration U.S. Government ETF

Franklin Templeton ETF Trust

Franklin LibertyQ Emerging Markets ETF

Franklin LibertyQ Global Dividend ETF

Franklin LibertyQ Global Equity ETF

Franklin LibertyQ International Equity Hedged ETF

Franklin LibertyQ U.S. Equity ETF

Franklin LibertyQ U.S. Mid Cap Equity ETF

Franklin LibertyQ U.S. Small Cap Equity ETF

Franklin Disruptive Commerce ETF

Franklin Exponential Data ETF

Franklin Genomic Advancements ETF

Franklin Intelligent Machines ETF

Franklin Liberty High Yield Corporate ETF

Franklin Liberty Federal Intermediate Tax-Free Bond Opp. ETF

Franklin Liberty Federal Tax-Free Bond ETF

Franklin Liberty International Aggregate Bond ETF

Franklin Liberty Investment Grade Corporate ETF

Franklin Liberty Senior Loan ETF

Franklin Liberty Systematic Style Premia ETF

Franklin Liberty Ultra Short Bond ETF

Franklin Liberty U.S. Core Bond ETF

Franklin Liberty U.S. Low Volatility ETF

Franklin Liberty U.S. Treasury Bond ETF

Franklin FTSE Asia ex Japan ETF

Franklin FTSE Australia ETF

Franklin FTSE Brazil ETF

Franklin FTSE Canada ETF

Franklin FTSE China ETF

Franklin FTSE Europe ETF

Franklin FTSE Europe Hedged ETF

Franklin FTSE France ETF

Franklin FTSE Germany ETF

Franklin FTSE Hong Kong ETF

Franklin FTSE India ETF

Franklin FTSE Italy ETF

Franklin FTSE Japan ETF

Franklin FTSE Japan Hedged ETF

Franklin FTSE Latin America ETF

Franklin FTSE Mexico ETF

Franklin FTSE Russia ETF

Franklin FTSE Saudi Arabia ETF

Franklin FTSE South Africa ETF

Franklin FTSE South Korea ETF

Franklin FTSE Switzerland ETF

Franklin FTSE Taiwan ETF

Franklin FTSE United Kingdom ETF

Legg Mason ETF Investment Trust

ClearBridge All Cap Growth ESG ETF

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

A-1

SCHEDULE A

Acquiring Funds	Acquired Funds

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

Legg Mason International Low Volatility High Dividend ETF

Legg Mason Low Volatility High Dividend ETF

Legg Mason Small-Cap Quality Value ETF

A-2

EXECUTION COPY

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT is dated as of January 19, 2022, among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each an “Acquiring Trust” and collectively, the “Acquiring Trusts”), each on behalf of its separate existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below and as listed on Schedule A, as amended from time to time, severally and not jointly (each an “Acquiring Fund” and collectively, the “Acquiring Funds”), and PIMCO ETF Trust and PIMCO Equity Series, (each an “Acquired Trust” and collectively, the “Acquired Trusts”), each on behalf of its itself and its separate series listed on Schedule B, as amended from time to time or as such additional series are deemed to be added in the future, severally and not jointly (each, an “Acquired Fund” and collectively, the “Acquired Funds”).

WHEREAS, each Acquired Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, each Acquiring Trust is registered with the SEC as an investment company under the 1940 Act or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act, and each Acquiring Fund is a series of an Acquiring Trust;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act, in relevant part, limits the extent to which an investment company, and any company or companies controlled by such company, may invest in shares of registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered open-end investment company, its principal underwriter or any registered brokers or dealers may knowingly sell shares of such registered open-end investment company to other investment companies, or any company or companies controlled by such companies, and Section 12(d)(1)(C) limits the extent to which an investment company, and any company or companies controlled by such company, may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act, as amended from time to time, (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule; and

WHEREAS, in accordance with the Rule, the parties desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the relevant Acquired Funds in reliance on the Rule.

NOW THEREFORE, in consideration of the potential benefits to the Acquiring Funds and the Acquired Funds arising out of an Acquiring Fund’s investment in an Acquired Fund, the parties, intending to be legally bound hereby, agree as follows.

1.	Terms of Investment.

(a)               Each Acquiring Fund and each Acquired Fund agree as follows:

(i)                 Scale of investment. Upon request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline and scale of its contemplated investments in the Acquired Fund and any maximum investment limits.

(ii)               Timing/advance notice of sales/redemptions. Each Acquiring Fund will use reasonable efforts to spread large sale/redemption requests (greater than 2% of the relevant Acquired Fund’s total outstanding shares) over multiple days or to provide advance notification of such large sale/redemption requests to the relevant Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. Each Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to sell/redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a sale/redemption request is submitted, if any.

(iii)            In-kind redemptions. Each Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind.

(b)               An Acquired Fund shall provide an Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund.

(c)               No Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act without prior written notice and written confirmation from the Acquired Fund.

2.	Representations of the Acquired Funds.

(a)               In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule applicable to Acquired Funds; and (ii) comply with its obligations under this Agreement.

3.	Representations of the Acquiring Funds.

(a)               In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule, with respect to its investment in such Acquired Fund, or this Agreement.

(b)               An Acquiring Fund shall promptly notify an Acquired Fund:

(i)                 of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

(ii)               of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities; and

(iii)            if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i) and (ii) above.

(c)               Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker or dealer, (ii) a bank or bank holding company, or (iii) a futures commission merchant or a swap dealer, (collectively, “Affiliates”), will: (a) provide each Acquired Trust with a complete list of such Affiliates (“List of Affiliates”) on or before the effective date of this Agreement; (b) promptly provide each Acquired Trust with an updated List of Affiliates following any change to such list; and (c) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund.

(d)               An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(e)               The Acquiring Fund and its Advisory Group, as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund within the meaning of Section 2(a)(9) of the 1940 Act.

(f)                If, as a result of a decrease in the outstanding voting securities of an Acquired Fund, an Acquiring Fund and its Advisory Group, in the aggregate, hold more than 25% of the outstanding voting securities of an Acquired Fund, each of those holders will vote its shares of the Acquired Fund in the same proportion as the vote of all other holders of the Acquired Fund’s shares; provided, however, that in circumstances where all holders of the outstanding voting securities of the Acquired Fund are required by this provision or otherwise under the Rule or Section 12(d)(1) of the 1940 Act to vote securities of the Acquired Fund in the same proportion as the vote of all other holders of such securities, the Acquiring Fund will seek instructions from its security holders with regard to the voting of all proxies with respect to such Acquired Fund securities and vote such proxies only in accordance with such instructions. Notwithstanding the foregoing, neither this paragraph nor the preceding paragraph shall apply if the Acquiring Fund is in the same group of investment companies (as defined in the Rule) as an Acquired Fund, or the Acquiring Fund’s investment sub-adviser or any person controlling, controlled by or under common control with the Acquiring Fund’s investment sub-adviser acts as the Acquired Fund’s investment adviser or depositor.

(g)               No Acquiring Fund or an affiliated person of an Acquiring Fund will cause any existing or potential investment by the Acquiring Fund in an Acquired Fund to influence the terms of any services or transactions among: (i) the Acquiring Fund or an affiliated person of an Acquiring Fund; and (ii) the Acquired Fund or an affiliated person of the Acquired Fund.

(h)               Each Acquiring Fund acknowledges and understands that an Acquired Fund reserves the right to reject any purchase of shares by an Acquiring Fund or any primary market purchase of shares by an Acquiring Fund through an Authorized Participant.

4.	Indemnification.

(a)               The Acquiring Funds, severally and not jointly, agree to hold harmless, indemnify and defend the Acquired Funds and the Acquired Trusts, including any of their principals, trustees, officers, employees and agents (“PIMCO Agents”), against and from any and all losses, costs, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund and/or the Acquired Trusts, including any PIMCO Agents, to the extent such Claims result from: (i) any untrue statement or alleged untrue statement of a material fact contained in an Acquiring Fund’s prospectus, statement of additional information or sales literature or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) a material breach by such Acquiring Fund of any provision of this Agreement; or (iii) a violation by such Acquiring Fund of the terms and conditions of the Rule. The indemnification provided for in this paragraph shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

(b)               The Acquired Funds, severally and not jointly, agree to hold harmless, indemnify and defend the Acquiring Funds and the Acquiring Trusts, including any of their principals, trustees, officers, employees and agents, against and from any and all losses, costs, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund and/or the Acquiring Trusts, including any of their principals, trustees, officers, employees and agents, to the extent such Claims result from: (i) any untrue statement or alleged untrue statement of a material fact contained in an Acquired Fund’s prospectus, statement of additional information or sales literature or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) a material breach by such Acquired Fund of any provision of this Agreement; or (iii) a violation by such Acquired Fund of the terms and conditions of the Rule. The indemnification provided for in this paragraph shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

(c)               To the greatest extent permitted by applicable law, and without limiting the generality of the foregoing, in no event will either party be liable for any indirect, special, incidental, punitive or consequential damages or any similar damages or losses resulting from any action or failure to act under this Agreement, and each party hereby irrevocably and unconditionally waives any right that it may have to claim and recover any such damages, even if it has informed the other party of the possibility or likelihood of such damages.

5.	Materials.

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information, each Acquiring Fund agrees to:

(a)               Refer to such Acquired Funds as, for example, the “PIMCO [             ] Fund”; and

(b)               Include the following notice within reasonable proximity to the reference to such Acquired Fund:

None of Pacific Investment Management Company LLC, PIMCO Investments LLC, [Acquired Trust], or the PIMCO [               ] Fund make any representations regarding the advisability of investing in [Name of Acquiring Fund.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to an Acquiring Trust:	If to an Acquired Trust:

Kristi Maher	PIMCO ETF Trust
c/o First Trust Portfolios, L.P.	Attn: Ryan Leshaw
120 E. Liberty Drive, Suite 400	650 Newport Center Drive
Wheaton, IL 60187	Newport Beach, CA 92660
Email: foflegal@ftportfolios.com	Telephone: (800) 927-4648
Email: ETFPANotification@pimco.com

With a copy to:
W. Scott Jardine, Esq.	PIMCO Equity Series
Attn: Legal Dept.	Attn: Ryan Leshaw
First Trust Portfolios L.P.	650 Newport Center Drive
120 E. Liberty Drive, Suite 400	Newport Beach, CA 92660
Wheaton, IL 60187	Telephone: (800) 927-4648
Email: foflegal@ftportfolios.com	Email: ETFPANotification@pimco.com

7.	Addition of New Acquiring Funds and Removal of Acquired Funds.

Schedule A lists the Acquiring Funds in existence as of the date of this Agreement, and Schedule B lists the Acquired Funds in existence as of the date of this Agreement. Additional Acquired Funds may be added to Schedule B from time to time pursuant to Section 8(e) of this Agreement. Notwithstanding anything herein to the contrary, Acquired Funds may be removed from Schedule B by the applicable Acquired Trust upon 60 days’ advance written notice to the relevant Acquiring Trust(s) pursuant to Section 8(b) of this Agreement. Additional Acquiring Funds may be created from time to time. The parties agree that in the event a series of an Acquiring Trust desires to become an Acquiring Fund after the date of this Agreement and invests in an Acquired Fund listed on Schedule B in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule, such investment shall be governed by the terms of this Agreement and the relevant Acquiring Fund shall be deemed to be added to Schedule A as of the date of the initial investment by an Acquiring Fund in an Acquired Fund in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule and this Agreement. Each Acquiring Trust will promptly provide each Acquired Trust with an updated Schedule A reflecting any new Acquiring Fund(s) added to this Agreement pursuant to this section.

8.	Term, Termination, Governing Law, Assignment, Amendment.

(a)               This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, the Agreement shall continue in effect until terminated pursuant to Section 8(b).

(b)               This Agreement shall continue until terminated, either in its entirety or with respect to one or more specific Acquired Fund(s) or Acquiring Fund(s), by either party upon 60 days’ advance written notice to the other party.

(c)               This Agreement will be governed by Delaware law without regard to choice of law principles.

(d)               This Agreement may not be assigned by either party without the prior written consent of the other.

(e)               This Agreement, with the exception of modifications of Schedule A and Schedule B consistent with Section 7 of this Agreement, may be amended or modified only by a writing that is signed by an authorized representative of each party.

(f)                In any action involving a party to this Agreement, each party agrees to look solely to the relevant individual Acquiring Fund or Acquired Fund that is involved in the matter in controversy and not to any other series of the relevant Acquiring Trust or Acquired Trust.

(g)               In the case of any Acquiring Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of the applicable Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, or shareholder of the Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Massachusetts Trust.

9.	Fund by Fund Basis.

This Agreement is executed by each Acquiring Trust on behalf of its respective Acquiring Funds, and each Acquired Trust on behalf of its respective Acquired Funds. Each Acquired Trust acknowledges that (i) the obligations hereunder are binding only upon the Acquiring Fund to which such obligations pertain and the assets and property of such Acquiring Fund, and (ii) no trustee, officer, or shareholder assumes any personal liability for obligations entered into on behalf of an Acquiring Fund; and (iii) the obligations of each Acquiring Fund under this Agreement shall be several and not joint, and the assets of one Acquiring Fund shall not be liable for the obligations of another Acquiring Fund. Each Acquiring Trust acknowledges that (i) the obligations hereunder are binding only upon the Acquired Fund to which such obligations pertain and the assets and property of such Acquired Fund, and (ii) no trustee, officer, or shareholder assumes any personal liability for obligations entered into on behalf of an Acquired Fund; and (iii) the obligations of each Acquired Fund under this Agreement shall be several and not joint, and the assets of one Acquired Fund shall not be liable for the obligations of another Acquired Fund.

10.	Miscellaneous.

(a)               Severability. If any one or more provisions in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the remainder of this Agreement will remain in full effect.

(b)               Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

(c)               Survival. Sections 4. Indemnification, 5. Materials, 8. Term, Termination, Governing Law, Assignment, Amendment, and 9. Fund by Fund Basis, shall survive the any termination hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PIMCO ETF Trust

Name of Authorized Signer	Print	/s/ Eric Johnson
Title: President	Eric Johnson	Signature

PIMCO Equity Series

Name of Authorized Signer	Print	/s/ Eric Johnson
Title: President	Eric Johnson	Signature

FT SERIES

Name of Authorized Signer	Print	/s/ James M. Dykas
Title: Chief Financial Officer	James M. Dykas	Signature

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust VARIABLE INSURANCE TRUST

(each on behalf of its existing and future series, severally and not jointly)

Name of Authorized Signer	Print	/s/ James M. Dykas
Title: President and CEO	James M. Dykas	Signature

SCHEDULE A - LIST OF ACQUIRING FUNDS

As of January 19, 2022

Acquiring Funds

FT Series

40/60 Strategic Allocation Portfolio

60/40 Strategic Allocation Portfolio

75/25 Strategic Allocation Portfolio

Balanced Income Equity and ETF Portfolio

Core Three Income Allocation Portfolio

Diversified Fixed Income ETF Portfolio

Interest Rate Hedge and ETF Portfolio

Limited Duration Fixed Income ETF Portfolio

Municipal Advantage Closed-End and ETF Portfolio

Municipal Income ETF Portfolio

Senior Loan and Limited Duration ETF Portfolio

First Trust Exchange-Traded Fund VIII

First Trust Municipal CEF Income Opportunity ETF

First Trust CEF Income Opportunity ETF

SCHEDULE B - LIST OF ACQUIRED FUNDS

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index ETF

RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT, dated as of January 19, 2022 (the“Effective Date”) by and between FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and ProShares Trust (the “Trust”), a Delaware statutory trust, on behalf of each of its current and future series other than those series identified under the caption “Precautionary Notes: Funds Not Covered by the Agreement” on https://www.proshares.com/investment_agreement.html, severally and not jointly (each, an “Acquired Fund”). Each Acquiring Fund and each Acquired Fund is referred to as a “Fund”.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(l)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule.

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund[s] and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Fund[s] may invest in the Acquired Funds in reliance on the Rule.

1.  Terms of Investment

(a)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)  In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

(ii)  Timing/advance notice of redemptions. With respect to the Acquired Funds named on Schedule A (which may be amended from time to time, upon notification to the Acquiring Fund), the Acquiring Fund will use reasonable efforts to spread large redemption requests (as defined on Schedule A) over multiple days or to provide advance notification of redemption requests to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests.

(iii)  Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)  In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.  Representations of the Acquired Funds

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.  Representations of the Acquiring Funds

(a)  In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)  An Acquiring Fund shall promptly notify an Acquired Fund:

(i)  Where an Acquiring Fund and its Advisory Group (as defined in the Rule) individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

(ii)  If at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of the amount noted in (i) above.

(c)  Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in those series identified under the caption “Precautionary Notes: Funds Not Covered by the Agreement” on https://www.proshares.com/investment_agreements.html, and that it is an Acquiring Fund’s obligation to review for any changes which may occur from time to time.

4.  Indemnification

(a)  Indemnification by the Acquiring Funds. The Acquiring Funds shall indemnify, defend and hold harmless the Trust, the Acquired Fund, the Advisor and their affiliates and respective officers, directors, employees, agents, successors and assigns (collectively, the “Trust Indemnified Parties” or each a “Trust Indemnified Party”) from and against, and shall reimburse the Trust Indemnified Parties for, any and all actions, suits, proceedings, claims, demands, fines, assessments, settlements, collective or remedial actions, judgments, damages, costs liabilities, losses and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively referred to herein as “Losses”) directly or indirectly based upon, arising out of, resulting from, relating to or in connection with any breach or violation of this Agreement or any representation set forth in this Agreement.

The Acquiring Funds shall not be liable under this indemnification provision with respect to any Losses to which a Trust Indemnified Party would otherwise be subject by reason of a Trust Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Trust Indemnified Party’s duties or by reason of such Trust Indemnified Party’s reckless disregard of its obligations or duties under this Agreement.

The Acquiring Funds shall not be liable under this indemnification provision with respect to any claim made against any of the Trust Indemnified Parties unless such Trust Indemnified Party shall have notified the Acquiring Funds in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Trust Indemnified Party (or after such Trust Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Acquiring Funds of any such claim shall not relieve the Acquiring Funds from any liability which it may have to the Trust Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against a Trust Indemnified Party, the Acquiring Funds shall be entitled to participate, at its own expense, in the defense of such action. The Acquiring Funds also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Acquiring Funds to such party of the Acquiring Funds’ election to assume the defense thereof, the Trust Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Acquiring Funds will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

(b)  Indemnification by the Trust. The Trust, on behalf of the Acquired Fund(s), shall indemnify, defend and hold harmless the Acquiring Funds and its respective officers, directors, employees, agents, successors and assigns (collectively, the “Acquiring Funds Indemnified Parties” or each an Acquiring Fund Indemnified Party) from and against, and shall reimburse the Acquiring Funds Indemnified Parties for, any and all actions, suits, proceedings, claims, demands, fines, assessments, settlements, corrective or remedial actions, judgments, damages, costs liabilities, losses and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively referred to herein as “Losses”) directly or indirectly based upon, arising out of, resulting from, relating to or in connection with any breach or violation of this Agreement or any representation set forth in this Agreement.

Neither the Trust, nor any Acquired Fund shall be liable under this indemnification provision with respect to any Losses to which an Acquiring Funds Indemnified Party would otherwise be subject by reason of such Acquiring Funds Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Acquiring Funds Indemnified Party’s duties or by reason of such Acquiring Funds Indemnified Party’s reckless disregard of obligations and duties under this Agreement.

Neither the Trust, nor any Acquired Fund shall be liable under this indemnification provision with respect to any claim made against any of the Acquiring Funds Indemnified Parties unless such Acquiring Funds Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Acquiring Funds Indemnified Party (or after such Acquiring Funds Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve any Acquired Fund from any liability which it may have to the Acquiring Funds Indemnified Patty against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Acquiring Funds Indemnified Patty, the Trust, on behalf of the Acquired Fund(s) will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust’s election to assume the defense thereof, the Acquiring Funds Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and neither the Trust nor any Acquired Fund will be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

5.  Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher	ProShares Trust
c/o First Trust Portfolios L.P.	c/o ProShare Advisors LLC
120 E. Liberty Drive, Suite 400	Attn: Patrice Blum
Wheaton, IL 60187	7272 Wisconsin Avenue, 21st Floor
Fax:	Bethesda, MD 20814
Email: foflegal@ftportfolios.com	Email: pblum@proshares.com

With a copy to:	With a copy to:
W. Scott Jardine, Esq. Attn: Legal Dept. First Trust Portfolios, L.P. Wheaton, IL 60187	ProShare Advisors LLC Attn: General Counsel 7272 Wisconsin Avenue, 2lst Floor
Fax:	Bethesda, MD 20814
Email: foflegal@ftportfolios.com	Email: generalcounsel@proshares.com

6.  Term and Termination; Assignment; Amendment

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)  This Agreement may not be assigned by either party without the prior written consent of the other.

(d)  This Agreement may be amended only by a writing that is signed by each affected party.

(e)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund(s) that [is/are] involved in the matter in controversy and not to any other series of the Acquiring Funds.

(f)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund(s) that [is/are] involved in the matter in controversy and not to any other series of the Acquired Funds.

7.  Termination of Agreements.

The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(l) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

8.  Miscellaneous

(a)  Entire Agreement. This Agreement between the Trust and the Acquiring Funds, contains, and is intended as, a complete statement of all of the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

(b)  Jurisdiction and Governing Law. The Trust and the Acquiring Funds each hereby consent to personal jurisdiction in any action brought with respect to this Agreement and the transactions contemplated hereunder in any federal or state court within the City of New York, State of New York and agree that service of process may be accomplished pursuant to the provisions of Section 5 (Notices) above. The parties agree to bring any action with respect to this Agreement and the transactions contemplated hereunder exclusively in federal or state court within the City of New York, State of New York. This Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to conflicts of law principles thereof.

(c)  Headings. The section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

(d)  Separability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and permissible under, applicable law. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect, unless such construction would be unreasonable.

(e)  Waiver. Any party may waive compliance by another with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing.

(f)  Binding Effect/Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any person or entity not a party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by either party without the prior written consent of the other and any attempted assignment without the required consent shall be void.

(g)  Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts, provided receipt of copies of such counterparts is confirmed.

(h)  Waiver of Jury Trial. Each party hereto hereby acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such pa11y understands and has considered the implications of this waiver, (iii) each such pm1y makes this waiver voluntarily, and (iv) each such party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 7(h).

(i)  Amendment. This Agreement may be amended or modified by a written agreement executed by both parties.

(j)  Survival. The following provisions shall survive termination of this Agreement: Section 4 (Indemnification) and Section 7 (Miscellaneous).

(k)  Limitation of Liability of Trustees and Shareholders. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust.

The First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each a “Trust”) are each a Massachusetts business trust, and a copy of the Declaration of Trust of each Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Trust or an Acquiring Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the Acquiring Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ProShares Trust

/s/ Todd B. Johnson
Name:	Todd B. Johnson
Title:	President

FT Series on Behalf of Each of its Existing and Future Series

By: First Trust Portfolios L.P.

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

SCHEDULE A

List of Funds to Which Timing/Advance Notice of Redemptions Applies

Acquired Fund(s)	Definition of Large Redemption

None	N/A

FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT is made this 19th of January, 2022, by and among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (the “Acquiring Fund Trust”), on behalf of the series identified in Schedule A, severally and not jointly (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Janus Detroit Street Trust (the “Acquired Fund Trust”) on behalf of the series identified on Schedule B, severally and not jointly (each, an “Acquired Fund” and collectively the “Acquired Funds” and together with the Acquiring Funds, the “Funds”).

WHEREAS, the Acquiring Fund Trust and the Acquired Fund Trust are registered with the

U.S. Securities and Exchange Commission (“SEC”) as investment companies under the Investment Company Act of 1940, as amended, (the “1940 Act”); or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act; and;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule.

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule.

I.  TERMS OF INVESTMENT

1.1  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i) In-kind redemptions. For ETFs: The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, and Rule 6c-11, the Acquired Fund may honor any redemption request partially or wholly in-kind.

(ii) For Acquired ETFs if the adviser determines it to be appropriate for the Fund: Timing/advance notice of transactions. Only upon the request of the Acquired ETF, the Acquiring Fund will use reasonable efforts to spread orders given to an Authorized Participant that reasonably are expected to result in that Authorized Participant redeeming shares from the Acquired ETF over multiple days or to provide advance notification of such orders to the Acquired Fund whenever practicable and only if consistent with the Acquiring Fund’s best interests. The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to sell the Acquired ETF shares and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any. The Acquiring Fund and Acquired ETF each acknowledge and agree that this voluntary notification provision does not apply to trades placed by the Acquiring Fund in secondary markets.

(iii) Scale of investment. Upon reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investment in the Acquired Fund; provided, however, that the Acquiring Fund does not, in its sole discretion, determine that the requested information includes material non-public information. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

1.2  Section 1.1 shall not apply to any purchases or sales of Acquired Funds via secondary market transactions.

1.3  In order to assist the Acquiring Fund’s investment adviser (the “Adviser”) or sub- adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund and its Adviser and sub-adviser with information reasonably requested to comply with the terms and conditions of Rule 12d1-4, including information on the fees and expenses of the Acquired Fund.

1.4  No Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit) unless the Acquired Fund is given 5 days’ notice of such acquisition.

II.  REPRESENTATIONS OF THE ACQUIRING AND ACQUIRED FUNDS

2.1  In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2.2  Each Acquired Fund agrees that any information regarding planned purchases or sales of shares of an Acquired Fund provided pursuant to Section 1.1 will be treated confidentially, used solely for the purposes of this Agreement, and will not be disclosed to any third party without the prior consent of the Acquiring Fund, except for directors/trustees, officers, employees, accountants and other advisers of the Acquired Fund and its affiliates on a need-to-know basis and solely for the purposes of this Agreement.

2.3  Each Acquired Fund represents that it will not purchase or otherwise acquire during the term of this Agreement, the securities of an investment company or private fund relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act where immediately after such purchase or acquisition, the securities of investment companies and private funds owned by the Acquired Fund have an aggregate value in excess of 10% of the value of the total assets of the Acquired Fund, except as otherwise permitted by the Rule and guidance issued thereunder by the SEC or its Staff, or relevant SEC exemptive relief.

2.4  In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquiring Fund; and (ii) comply with its obligations under this Agreement.

2.5  An Acquiring Fund shall promptly notify an Acquired Fund of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities, and, upon reasonable request by the Acquiring Fund, will provide the Acquired Fund with information reasonably related to such investment (e.g. number of shares owned in an Acquired Fund).

III.  NOTICES

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered mail, overnight mail or electronic mail to the address for each party specified below, which address may be changed from time to time by written notice to the other party.

If to the Acquiring Fund Trust or an Acquiring Fund:

Kristi Maher

c/o First Trust Portfolios, L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

E-mail: foflegal@ftportfolios.com

With a copy to:

W. Scott Jardine, Esq.

Atten: Legal Department

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

E-mail: foflegal@ftportfolios.com

If to an Acquired Fund Trust or an Acquired Fund:

Janus Detroit Street Trust

Attn: Chief Legal Officer

c/o Janus Capital Management LLC

151 Detroit Street

Denver CO, 80206

E-mail: JanusHendersonFundofFunds@janushenderson.com

IV.  TERMINATION; ASSIGNMENT; AMENDMENT; GOVERNING LAW

4.1  This Agreement shall be effective for the duration of the Acquired Funds’ and/or the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 4.2.

4.2  This Agreement shall continue until terminated in writing by either party upon sixty(60) days’ notice to the other party. Upon termination of this Agreement, the Acquiring Funds may not purchase additional shares of the Acquired Funds beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of this Agreement, an Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund, but will prevent the Acquiring Fund from purchasing additional shares of the acquired fund beyond the limits of section 12(d)(1) in reliance on the Rule. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate this Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

4.3  This Agreement may not be assigned by either party without the prior written consent of the other. In the event either party assigns this Agreement to a third party as provided in this Section, such permitted third party shall be bound by the terms and conditions of this Agreement applicable to the assigning party.

4.4  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Acquired Fund Trust to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 3.

4.5  This Agreement will be governed by the laws of the State of organization of such Acquired Fund without regard to its choice of law principles.

4.6  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Funds that are involved in the matter in controversy and not to any other series of the Acquiring Fund Trust.

4.7  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Funds that are involved in the matter in controversy and not to any other series of an Acquired Fund Trust.

4.8  In the case of the Acquiring Funds held in First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange- Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, a copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The parties are hereby put on notice that no director/trustee, officer, employee, agent, employee or shareholder of the Trust or the Funds shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable Acquiring Funds.

V.  MISCELLANEOUS

5.1  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FT Series, on behalf of itself and each of the Acquiring Funds listed on Schedule A, Severally and Not Jointly
/s/ James M. Dykas
Name: James M. Dykas
Title: Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

on behalf of itself and each of the Acquiring Funds listed on Schedule A, Severally and Not Jointly

/s/ James M. Dykas
Name: James M. Dykas Title: President and CEO

Janus Detroit Street Trust, on behalf of itself and the Acquired Funds listed on Schedule B, Severally and Not Jointly
/s/ Jesper Nergaard
Name: Jesper Nergaard Title: Vice President, CFO, Treasurer & Principal Accounting Officer

SCHEDULE A

Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

SCHEDULE B

Acquired Funds

Janus Henderson International Sustainable Equity ETF

Janus Henderson Mortgage-Backed Securities ETF

Janus Henderson Net Zero Transition Resources ETF

Janus Henderson Short Duration Income ETF

Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Henderson Sustainable & Impact Core Bond ETF

Janus Henderson Sustainable Corporate Bond ETF

Janus Henderson U.S. Sustainable Equity ETF

Janus Henderson U.S. Real Estate ETF

FUND OF FUNDS INVESTMENT AGREEMENT

This Fund of Funds Investment Agreement (this “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange- Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below and as listed on Schedule A, severally and not jointly (each, the “Acquiring Fund”), and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust (each, a “Trust”), each on behalf of their series listed on Schedule B, severally and not jointly (each, the “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or as an unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Fund, to invest in shares of other registered investment companies, such as the Acquired Fund, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, the Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund and the Acquired Fund desire to set forth the following terms pursuant to which the Acquiring Fund may invest in the Acquired Fund in reliance on the Rule.

1.	Terms of Investment

(a)    In order to help reasonably address the risk of undue influence on the Acquired Fund by the Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, the Acquiring Fund and the Acquired Fund agree as follows:

(i)             Redemptions. The Acquiring Fund acknowledges and agrees that it is not an Authorized Participant, as defined in Rule 6c-11 under the 1940 Act, and has no ability to directly redeem shares from the Acquired Fund.

(ii)           Scale of investment. Upon a reasonable request by the Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

(b)    In order to assist the Acquiring Fund’s investment adviser or the Acquiring Fund’s principal underwriter or depositor, as applicable, with evaluating the complexity of the structure and fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

(c)    As of the date of this Agreement, the Acquiring Fund is prohibited from making an initial acquisition of shares of the Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule until: (1) the Acquiring Fund has provided written notice to the Acquired Fund of its intent to acquire shares of such Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule, and (2) the Acquiring Fund has received written notice from the Acquired Fund (in the form attached as Appendix A hereto) that the Acquired Fund’s investment adviser has made the findings required for such investment under the Rule.

(d)    The agreements contained in paragraphs 1(a)(ii) and 1(b) apply only with respect to an investment by the Acquiring Fund in the Acquired Fund that exceeds the limits in Section 12(d)(1)(A)(i) of the 1940 Act.

2.	Covenants of the Acquired Fund

(a)    In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)    The Acquired Fund agrees that any information regarding planned purchases or sales of shares of the Acquired Fund provided pursuant to Section 1 will be treated confidentially, used solely for the purposes of this Agreement, and will not be disclosed to any third party without the prior consent of the Acquiring Fund, except for directors/trustees, officers, employees, accountants, legal counsel, investment advisers and other advisers of the Acquired Fund and its affiliates on a need-to-know basis and solely for the purposes of this Agreement.

3.	Covenants of the Acquiring Fund.

(a)    In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if the Acquiring Fund fails to comply with the Rule with respect to its investment in the Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)    Any of the provisions of this Agreement notwithstanding, the Acquiring Fund represents and warrants to the Acquired Fund that it operates, and will continue to operate, in compliance with the 1940 Act, and the SEC’s rules and regulations thereunder. The Acquiring Fund agrees that the Acquired Fund is entitled to rely on the representations contained in this Agreement and that the Acquired Fund has no independent duty to monitor the Acquiring Fund’s or its investment adviser’s or, if applicable, its subadviser’s compliance with this Agreement, the 1940 Act, or the SEC’s rules and regulations thereunder.

(c)    The Acquiring Fund shall provide the Acquired Fund with information regarding the amount of the Acquiring Fund’s investments in the Acquired Fund upon the Acquired Fund’s reasonable request.

(d)    Notwithstanding anything herein to the contrary, to the extent the Acquiring Fund, the investment adviser to the Acquiring Fund or, if applicable, the subadviser to the Acquiring Fund has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker- dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, the Acquiring Fund will: (a) not make an investment in the Acquired Fund that causes the Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher c/o First Trust Portfolios, L.P 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	State Street Global Advisors One Iron Street Boston, MA 02210 Attn: Global Funds Management Email: NewFoFRule@SSGA.com

With a copy to:	With a copy to:
W. Scott Jardine, Esq.	State Street Global Advisors
Attn: Legal Dept.	One Iron Street
First Trust Portfolios L.P.	Boston, MA 02210
120 E. Liberty Drive, Suite 400	Attn: Legal Department
Wheaton, IL 60187	Email: NewFoFRule@SSGA.com
Email: foflegal@ftportfolios.com

5.	Term and Termination; Assignment; Amendment

(a)    This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Fund’s reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated.

(b)    This Agreement shall continue until terminated in writing: (i) by either party upon sixty (60) days’ notice to the other party; or (ii) in the event of a material breach of this Agreement, upon written notice to the breaching party, which may be given in the sole discretion of the non- breaching party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)    This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other. Any purported assignment of rights in violation of this Section is void.

(d)    Other than as provided in Section 7(b), this Agreement may be amended only by a writing that is signed by each affected party.

(e)    In any action involving the Acquiring Fund under this Agreement, the Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any of the other Acquiring Funds.

(f)     In any action involving the Acquired Fund under this Agreement, the Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any of the other Acquired Funds.

(g)    The Acquiring Fund and the Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

6.	Indemnification

(a)    Each Fund (an “Indemnifying Fund”), severally and not jointly, agrees to hold harmless, indemnify and defend each other Fund (an “Indemnitee Fund”), including any principals, directors or trustees, officers, depositor, sponsor, employees and agents (“Agents”) of the Indemnitee Fund, against and from any and all losses, costs, expenses and liabilities incurred by or claims or actions (“Claims”) asserted against the Indemnitee Fund, including any of its Agents, to the extent such Claims result from a violation of any provision of this Agreement by the Indemnifying Fund or its Agents or result from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnifying Fund or its Agents in the performance of any of its duties or obligations hereunder. Any indemnification pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims. Notwithstanding the foregoing, the Indemnifying Fund shall not be responsible for any Claim against the Indemnitee Fund or its Agents to the extent such Claim results from a violation of any provision of this Agreement by the Indemnitee Fund or its Agents or results from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnitee Fund or its Agents in the performance of any of its duties or obligations hereunder. This Section shall survive any termination of this Agreement.

(b)    Any liability pursuant to the forgoing provision shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other Acquiring Fund or Acquired Fund.

7.	Additional Funds; Removal of Funds

(a)    In the event that any party wishes to include one or more series in addition to those originally set forth on Schedule A or Schedule B (each such series a “New Fund”), such party shall so notify the other party in writing, and, upon written agreement, each New Fund shall hereunder become an Acquiring Fund or an Acquired Fund, as the case may be, and Schedule A or Schedule B, as appropriate, shall be amended accordingly.

(b)    In the event that a Trust wishes to no longer make the Acquired Fund available under this Agreement, the Trust shall so notify the Acquiring Fund in writing by providing the Acquiring Fund an amended Schedule B that does not include the Acquired Fund. Upon the Acquiring Fund’s receipt of such amended Schedule B, the amended Schedule B shall be made a part of this Agreement and supersede the prior Schedule B. Except as modified by amended Schedule B, all other terms and conditions of this Agreement shall remain in full force.

8.	Severability

If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for both parties remain valid, legal and enforceable.

9.	Governing Law

(a)    This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

(b)    In the case of the Acquired Fund and any Acquiring Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of the applicable Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Massachusetts Trust.

10.	Consequential Damages

Under no circumstances will any party to this Agreement be liable to any person, including without limitation any other party to this Agreement, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provision of this Agreement, even if such party had been advised of the possibility of such loss or damages.

11.	Entire Agreement

(a)    This Agreement contains the entire understanding and agreement of the parties. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

(b)    The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between the Acquiring Fund and the Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to permit investments beyond the statutory limits of Section 12(d)(1)(A) and (B) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

SPDR SERIES TRUST

SPDR INDEX SHARES FUNDS

SSGA ACTIVE TRUST

(each on behalf of their series listed on Schedule B, severally and not jointly)

By:	/s/ Ann M. Carpenter
Name:	Ann M. Carpenter
Title:	Vice President / Deputy Treasurer

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FT Series (on behalf of each of its existing and future series, severally and not jointly)

By: First Trust Portfolios L.P.

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	CFO

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(each on behalf of its existing and future series, severally and not jointly)

By:	/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

Appendix A

FORM OF ACQUIRED FUND NOTICE

[Date]

[Name]

c/o [Company]

[Address]

[City, State, Zip]

Fax:

Email:

Dear [Name]:

[Acquiring Fund Name] and [Acquired Fund Name] are parties to the Fund of Funds Investment Agreement dated [Date].

Please accept this letter as notice that SSGA Funds Management, Inc., the investment adviser to [Acquired Fund Name], has made the findings required under Rule 12d1-4 (the “Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), to permit [Acquiring Fund Name] to make an initial acquisition of shares of [Acquired Fund Name] in excess of the limits of Section 12(d)(1)(A)(i) of the 1940 Act in reliance on the Rule.

Sincerely,

[ACQUIRED FUND NAME]

Name:

Title:

Copy:	[Name] Attn: [ ] [Address] [City, State, Zip] Fax: Email:

SCHEDULE A

List of Acquiring Fund(s) to Which the Agreement Applies

Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

SCHEDULE B (as of 10-1-21)

List of Acquired Funds to Which the Agreement Applies

Fund Name	Ticker	Trust
SPDR Dow Jones International Real Estate ETF	RWX	SPDR Index Shares Funds
SPDR Dow Jones Global Real Estate ETF	RWO	SPDR Index Shares Funds
SPDR EURO STOXX 50 ETF	FEZ	SPDR Index Shares Funds
SPDR MSCI ACWI ex-US ETF	CWI	SPDR Index Shares Funds
SPDR Portfolio MSCI Global Stock Market ETF	SPGM	SPDR Index Shares Funds
SPDR MSCI ACWI Low Carbon Target ETF	LOWC	SPDR Index Shares Funds
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	EFAX	SPDR Index Shares Funds
SPDR MSCI EAFE StrategicFactors ETF	QEFA	SPDR Index Shares Funds
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	EEMX	SPDR Index Shares Funds
SPDR MSCI Emerging Markets StrategicFactors ETF	QEMM	SPDR Index Shares Funds
SPDR MSCI World StrategicFactors ETF	QWLD	SPDR Index Shares Funds
SPDR S&P Emerging Asia Pacific ETF	GMF	SPDR Index Shares Funds
SPDR S&P North American Natural Resources ETF	NANR	SPDR Index Shares Funds
SPDR S&P China ETF	GXC	SPDR Index Shares Funds
SPDR Portfolio Developed World ex-US ETF	SPDW	SPDR Index Shares Funds
SPDR S&P International Small Cap ETF	GWX	SPDR Index Shares Funds
SPDR Portfolio Emerging Markets ETF	SPEM	SPDR Index Shares Funds
SPDR S&P Emerging Markets Dividend ETF	EDIV	SPDR Index Shares Funds
SPDR S&P Emerging Markets Small Cap ETF	EWX	SPDR Index Shares Funds
SPDR S&P Global Dividend ETF	WDIV	SPDR Index Shares Funds
SPDR S&P Global Infrastructure ETF	GII	SPDR Index Shares Funds
SPDR S&P Global Natural Resources ETF	GNR	SPDR Index Shares Funds
SPDR S&P International Dividend ETF	DWX	SPDR Index Shares Funds
SPDR Portfolio Europe ETF	SPEU	SPDR Index Shares Funds
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	TIPX	SPDR Series Trust
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	BIL	SPDR Series Trust
SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	BWZ	SPDR Series Trust
SPDR Portfolio Short Term Treasury ETF	SPTS	SPDR Series Trust
SPDR Portfolio Intermediate Term Treasury ETF	SPTI	SPDR Series Trust
SPDR Bloomberg Barclays 3-12 Month T-Bill ETF	BILS	SPDR Series Trust
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	EBND	SPDR Series Trust
SPDR Bloomberg Barclays Emerging Markets USD Bond ETF	EMHC	SPDR Series Trust
SPDR Bloomberg Barclays International Corporate Bond ETF	IBND	SPDR Series Trust
SPDR Bloomberg Barclays International Treasury Bond ETF	BWX	SPDR Series Trust
SPDR Bloomberg Barclays High Yield Bond ETF	JNK	SPDR Series Trust
SPDR Portfolio Intermediate Term Corporate Bond ETF	SPIB	SPDR Series Trust
SPDR Portfolio Long Term Corporate Bond ETF	SPLB	SPDR Series Trust
SPDR Portfolio Long Term Treasury ETF	SPTL	SPDR Series Trust
SPDR Nuveen Bloomberg Barclays Short Term Municipal Bond ETF	SHM	SPDR Series Trust
SPDR Nuveen Bloomberg Barclays Municipal Bond ETF	TFI	SPDR Series Trust
SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	HYMB	SPDR Series Trust
SPDR Portfolio Short Term Corporate Bond ETF	SPSB	SPDR Series Trust
SPDR Portfolio Aggregate Bond ETF	SPAB	SPDR Series Trust
SPDR Bloomberg Barclays Convertible Securities ETF	CWB	SPDR Series Trust
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	FLRN	SPDR Series Trust
SPDR Portfolio TIPS ETF	SPIP	SPDR Series Trust
SPDR Portfolio Mortgage Backed Bond ETF	SPMB	SPDR Series Trust
SPDR Portfolio Corporate Bond ETF	SPBO	SPDR Series Trust
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	SJNK	SPDR Series Trust
SPDR Bloomberg SASB Corporate Bond ESG Select ETF	RBND	SPDR Series Trust
SPDR Dow Jones REIT ETF	RWR	SPDR Series Trust
SPDR FactSet Innovative Technology ETF	XITK	SPDR Series Trust
SPDR FTSE International Government Inflation-Protected Bond ETF	WIP	SPDR Series Trust
SPDR Global Dow ETF	DGT	SPDR Series Trust
SPDR Portfolio High Yield Bond ETF	SPHY	SPDR Series Trust
SPDR ICE Preferred Securities ETF	PSK	SPDR Series Trust
SPDR MSCI USA StrategicFactors ETF	QUS	SPDR Series Trust
SPDR NYSE Technology ETF	XNTK	SPDR Series Trust
SPDR Russell 1000 Low Volatility Focus ETF	ONEV	SPDR Series Trust
SPDR Russell 1000 Momentum Focus ETF	ONEO	SPDR Series Trust
SPDR Russell 1000 Yield Focus ETF	ONEY	SPDR Series Trust
SPDR S&P 1500 Value Tilt ETF	VLU	SPDR Series Trust
SPDR S&P 1500 Momentum Tilt ETF	MMTM	SPDR Series Trust
SPDR S&P 500 ESG ETF	EFIV	SPDR Series Trust
SPDR S&P 500 Fossil Fuel Reserves Free ETF	SPYX	SPDR Series Trust
SPDR Portfolio S&P 500 Growth ETF	SPYG	SPDR Series Trust
SPDR Portfolio S&P 500 High Dividend ETF	SPYD	SPDR Series Trust
SPDR Portfolio S&P 500 ETF	SPLG	SPDR Series Trust
SPDR Portfolio S&P 500 Value ETF	SPYV	SPDR Series Trust
SPDR S&P Aerospace & Defense ETF	XAR	SPDR Series Trust
SPDR S&P Bank ETF	KBE	SPDR Series Trust
SPDR S&P Biotech ETF	XBI	SPDR Series Trust
SPDR S&P Capital Markets ETF	KCE	SPDR Series Trust
SPDR Portfolio S&P 1500 Composite Stock Market ETF	SPTM	SPDR Series Trust
SPDR S&P Health Care Equipment ETF	XHE	SPDR Series Trust
SPDR S&P Health Care Services ETF	XHS	SPDR Series Trust
SPDR S&P Dividend ETF	SDY	SPDR Series Trust
SPDR S&P Homebuilders ETF	XHB	SPDR Series Trust
SPDR S&P Insurance ETF	KIE	SPDR Series Trust
SPDR S&P Internet ETF	XWEB	SPDR Series Trust
SPDR S&P Kensho Clean Power ETF	CNRG	SPDR Series Trust
SPDR S&P Kensho Final Frontiers ETF	ROKT	SPDR Series Trust
SPDR S&P Kensho Future Security ETF	FITE	SPDR Series Trust
SPDR S&P Kensho Intelligent Structures ETF	SIMS	SPDR Series Trust
SPDR S&P Kensho New Economies Composite ETF	KOMP	SPDR Series Trust
SPDR S&P Kensho Smart Mobility ETF	HAIL	SPDR Series Trust
SPDR S&P Metals & Mining ETF	XME	SPDR Series Trust
SPDR S&P 400 Mid Cap Growth ETF	MDYG	SPDR Series Trust
SPDR S&P 400 Mid Cap Value ETF	MDYV	SPDR Series Trust
SPDR Portfolio S&P 400 Mid Cap ETF	SPMD	SPDR Series Trust
SPDR S&P Oil & Gas Equipment & Services ETF	XES	SPDR Series Trust
SPDR S&P Oil & Gas Exploration & Production ETF	XOP	SPDR Series Trust
SPDR S&P Pharmaceuticals ETF	XPH	SPDR Series Trust
SPDR S&P Regional Banking ETF	KRE	SPDR Series Trust
SPDR S&P Retail ETF	XRT	SPDR Series Trust
SPDR S&P Semiconductor ETF	XSD	SPDR Series Trust
SPDR S&P 600 Small Cap ETF	SLY	SPDR Series Trust
SPDR S&P 600 Small Cap Growth ETF	SLYG	SPDR Series Trust
SPDR Portfolio S&P 600 Small Cap ETF	SPSM	SPDR Series Trust
SPDR S&P 600 Small Cap Value ETF	SLYV	SPDR Series Trust
SPDR S&P Software & Services ETF	XSW	SPDR Series Trust
SPDR S&P Telecom ETF	XTL	SPDR Series Trust
SPDR S&P Transportation ETF	XTN	SPDR Series Trust
SPDR SSGA Gender Diversity Index ETF	SHE	SPDR Series Trust
SPDR SSGA US Large Cap Low Volatility Index ETF	LGLV	SPDR Series Trust
SPDR SSGA US Small Cap Low Volatility Index ETF	SMLV	SPDR Series Trust
SPDR Nuveen Municipal Bond ETF	MBND	SSGA Active Trust
SPDR DoubleLine Total Return Tactical ETF	TOTL	SSGA Active Trust
SPDR SSGA Ultra Short Term Bond ETF	ULST	SSGA Active Trust
SPDR DoubleLine Emerging Markets Fixed Income ETF	EMTL	SSGA Active Trust
SPDR Blackstone Senior Loan ETF	SRLN	SSGA Active Trust

Information Classification: Limited Access

FUND OF FUNDS INVESTMENT AGREEMENT

This Fund of Funds Investment Agreement (this “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange- Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below and as listed on Schedule A, severally and not jointly (each, the “Acquiring Fund”), and The Select Sector SPDR Trust, on behalf of each of its series listed on Schedule B, severally and not jointly (each, the “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or as an unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Fund, to invest in shares of other registered investment companies, such as the Acquired Fund, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, the Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund and the Acquired Fund desire to set forth the following terms pursuant to which the Acquiring Fund may invest in the Acquired Fund in reliance on the Rule.

1.	Terms of Investment

(a)    In order to help reasonably address the risk of undue influence on the Acquired Fund by the Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, the Acquiring Fund and the Acquired Fund agree as follows:

(i)           Redemptions. The Acquiring Fund acknowledges and agrees that it is not an Authorized Participant, as defined in Rule 6c-11 under the 1940 Act, and has no ability to directly redeem shares from the Acquired Fund.

(ii)         Scale of investment. Upon a reasonable request by the Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

(b)    In order to assist the Acquiring Fund’s investment adviser or the Acquiring Fund’s principal underwriter or depositor, as applicable, with evaluating the complexity of the structure and fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

(c)    As of the date of this Agreement, the Acquiring Fund is prohibited from making an initial acquisition of shares of the Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule until: (1) the Acquiring Fund has provided written notice to the Acquired Fund of its intent to acquire shares of such Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule, and (2) the Acquiring Fund has received written notice from the Acquired Fund (in the form attached as Appendix A hereto) that the Acquired Fund’s investment adviser has made the findings required for such investment under the Rule.

(d)    The agreements contained in paragraphs 1(a)(ii) and 1(b) apply only with respect to an investment by the Acquiring Fund in the Acquired Fund that exceeds the limits in Section 12(d)(1)(A)(i) of the 1940 Act.

2.	Covenants of the Acquired Fund

(a)    In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquired Fund; (ii) comply with its obligations under this Agreement; and promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)    The Acquired Fund agrees that any information regarding planned purchases or sales of shares of the Acquired Fund provided pursuant to Section 1 will be treated confidentially, used solely for the purposes of this Agreement, and will not be disclosed to any third party without the prior consent of the Acquiring Fund, except for directors/trustees, officers, employees, accountants, legal counsel, investment advisers and other advisers of the Acquired Fund and its affiliates on a need-to-know basis and solely for the purposes of this Agreement.

3.	Covenants of the Acquiring Fund.

(a)    In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if the Acquiring Fund fails to comply with the Rule with respect to its investment in the Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)    Any of the provisions of this Agreement notwithstanding, the Acquiring Fund represents and warrants to the Acquired Fund that it operates, and will continue to operate, in compliance with the 1940 Act, and the SEC’s rules and regulations thereunder. The Acquiring Fund agrees that the Acquired Fund is entitled to rely on the representations contained in this Agreement and that the Acquired Fund has no independent duty to monitor the Acquiring Fund’s or its investment adviser’s or, if applicable, its subadviser’s compliance with this Agreement, the 1940 Act, or the SEC’s rules and regulations thereunder.

(c)    The Acquiring Fund shall provide the Acquired Fund with information regarding the amount of the Acquiring Fund’s investments in the Acquired Fund upon the Acquired Fund’s reasonable request.

(d)    Notwithstanding anything herein to the contrary, to the extent the Acquiring Fund, the investment adviser to the Acquiring Fund or, if applicable, the subadviser to the Acquiring Fund has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker- dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, the Acquiring Fund will: (a) not make an investment in the Acquired Fund that causes the Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher c/o First Trust Portfolios, L.P 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	State Street Global Advisors One Iron Street Boston, MA 02210 Attn: Global Funds Management Email: NewFoFRule@SSGA.com

With a copy to: W. Scott Jardine, Esq. Attn: Legal Dept. First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: State Street Global Advisors One Iron Street Boston, MA 02210 Attn: Legal Department Email: NewFoFRule@SSGA.com

5.	Term and Termination; Assignment; Amendment

(a)    This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Fund’s reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated.

(b)    This Agreement shall continue until terminated in writing: (i) by either party upon sixty (60) days’ notice to the other party; or (ii) in the event of a material breach of this Agreement, upon written notice to the breaching party, which may be given in the sole discretion of the non- breaching party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)    This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other. Any purported assignment of rights in violation of this Section is void.

(d)    This Agreement may be amended only by a writing that is signed by each affected party.

(e)    In any action involving the Acquiring Fund under this Agreement, the Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any of the other Acquiring Funds.

(f)     In any action involving the Acquired Fund under this Agreement, the Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any of the other Acquired Funds.

(g)    The Acquiring Fund and the Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

6.	Indemnification

(a)    Each Fund (an “Indemnifying Fund”), severally and not jointly, agrees to hold harmless, indemnify and defend each other Fund (an “Indemnitee Fund”), including any principals, directors or trustees, officers, depositor, sponsor, employees and agents (“Agents”) of the Indemnitee Fund, against and from any and all losses, costs, expenses and liabilities incurred by or claims or actions (“Claims”) asserted against the Indemnitee Fund, including any of its Agents, to the extent such Claims result from a violation of any provision of this Agreement by the Indemnifying Fund or its Agents or result from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnifying Fund or its Agents in the performance of any of its duties or obligations hereunder. Any indemnification pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims. Notwithstanding the foregoing, the Indemnifying Fund shall not be responsible for any Claim against the Indemnitee Fund or its Agents to the extent such Claim results from a violation of any provision of this Agreement by the Indemnitee Fund or its Agents or results from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnitee Fund or its Agents in the performance of any of its duties or obligations hereunder. This Section shall survive any termination of this Agreement.

(b)    Any liability pursuant to the forgoing provision shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other Acquiring Fund or Acquired Fund.

7.	Additional Funds

In the event that any party wishes to include one or more series in addition to those originally set forth on Schedule A or Schedule B (each such series a “New Fund”), such party shall so notify the other party in writing, and, upon written agreement, each New Fund shall hereunder become an Acquiring Fund or an Acquired Fund, as the case may be, and Schedule A or Schedule B, as appropriate, shall be amended accordingly.

8.	Severability

If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for both parties remain valid, legal and enforceable.

9.	Governing Law

(a)    This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

(b)    In the case of the Acquired Fund and any Acquiring Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of the applicable trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Massachusetts Trust.

10.	Consequential Damages

Under no circumstances will any party to this Agreement be liable to any person, including without limitation any other party to this Agreement, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provision of this Agreement, even if such party had been advised of the possibility of such loss or damages.

11.	Entire Agreement

(a)    This Agreement contains the entire understanding and agreement of the parties. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

(b)    The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between the Acquiring Fund and the Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to permit investments beyond the statutory limits of Section 12(d)(1)(A) and (B) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

THE SELECT SECTOR SPDR TRUST

(on behalf each of its series listed on Schedule B, severally and not jointly)

By:	/s/ Ann M. Carpenter
Name:	Ann M. Carpenter
Title:	Deputy Treasurer

[Remainder of page intentionally left blank; Acquiring Fund signature page follows]

FT Series (on behalf of each of its existing and future series, severally and not jointly)

By: First Trust Portfolios L.P.

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(each on behalf of its existing and future series, severally and not jointly)

By:	/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

Appendix A

FORM OF ACQUIRED FUND NOTICE

[Date]

[Name]

c/o [Company]

[Address]

[City, State, Zip]

Fax:

Email:

Dear [Name]:

[Acquiring Fund Name] and [Acquired Fund Name] are parties to the Fund of Funds Investment Agreement dated [Date].

Please accept this letter as notice that SSGA Funds Management, Inc., the investment adviser to [Acquired Fund Name], has made the findings required under Rule 12d1-4 (the “Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), to permit [Acquiring Fund Name] to make an initial acquisition of shares of [Acquired Fund Name] in excess of the limits of Section 12(d)(1)(A)(i) of the 1940 Act in reliance on the Rule.

Sincerely,

[ACQUIRED FUND NAME]

Name:

Title:

Copy:	[Name] Attn: [ ] [Address] [City, State, Zip] Fax: Email:

SCHEDULE A

List of Acquiring Fund(s) to Which the Agreement Applies

Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

SCHEDULE B

List of Acquired Funds to Which the Agreement Applies

Acquired Funds

Fund Name	Ticker	Trust Name
The Communication Services Select Sector SPDR Fund	XLC	The Select Sector SPDR Trust
The Consumer Discretionary Select Sector SPDR Fund	XLY	The Select Sector SPDR Trust
The Consumer Staples Select Sector SPDR Fund	XLP	The Select Sector SPDR Trust
The Energy Select Sector SPDR Fund	XLE	The Select Sector SPDR Trust
The Financial Select Sector SPDR Fund	XLF	The Select Sector SPDR Trust
The Health Care Select Sector SPDR Fund	XLV	The Select Sector SPDR Trust
The Industrial Select Sector SPDR Fund	XLI	The Select Sector SPDR Trust
The Materials Select Sector SPDR Fund	XLB	The Select Sector SPDR Trust
The Real Estate Select Sector SPDR Fund	XLRE	The Select Sector SPDR Trust
The Technology Select Sector SPDR Fund	XLK	The Select Sector SPDR Trust
The Utilities Select Sector SPDR Fund	XLU	The Select Sector SPDR Trust

FUND OF FUNDS INVESTMENT AGREEMENT

This Fund of Funds Investment Agreement (this “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange- Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below and as listed on Schedule A, severally and not jointly (each, the “Acquiring Fund”), and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust, severally and not jointly (each, the “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Acquired Fund is a unit investment trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, each Acquiring Fund is registered with the SEC as an investment company under the 1940 Act or as an unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Fund, to invest in shares of other registered investment companies, such as the Acquired Fund, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, the Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund and the Acquired Fund desire to set forth the following terms pursuant to which the Acquiring Fund may invest in the Acquired Fund in reliance on the Rule.

1.	Terms of Investment

(a)    In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

(b)    The agreement contained in paragraph 1(a) applies only with respect to an investment by the Acquiring Fund in the Acquired Fund that exceeds the limits in Section 12(d)(1)(A)(i) of the 1940 Act.

2.	Covenants of the Acquired Fund

In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Covenants of the Acquiring Fund.

(a)    In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if the Acquiring Fund fails to comply with the Rule with respect to its investment in the Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)    Any of the provisions of this Agreement notwithstanding, the Acquiring Fund represents and warrants to the Acquired Fund that it operates, and will continue to operate, in compliance with the 1940 Act, and the SEC’s rules and regulations thereunder. The Acquiring Fund agrees that the Acquired Fund is entitled to rely on the representations contained in this Agreement and that the Acquired Fund has no independent duty to monitor the Acquiring Fund’s or its investment adviser’s or, if applicable, its subadviser’s compliance with this Agreement, the 1940 Act, or the SEC’s rules and regulations thereunder.

(c)    The Acquiring Fund shall provide the Acquired Fund with information regarding the amount of the Acquiring Fund’s investments in the Acquired Fund upon the Acquired Fund’s reasonable request.

(d)    Notwithstanding anything herein to the contrary, to the extent the Acquiring Fund, the investment adviser to the Acquiring Fund or, if applicable, the subadviser to the Acquiring Fund has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker- dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, the Acquiring Fund will: (a) not make an investment in the Acquired Fund that causes the Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher

c/o First Trust Portfolios, L.P

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

With a copy to:

W. Scott Jardine, Esq.

Attn: Legal Dept.

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

State Street Global Advisors

One Iron Street

Boston, MA 02210

Attn: Global Funds Management

Email: NewFoFRule@SSGA.com

With a copy to:

State Street Global Advisors

One Iron Street

Boston, MA 02210

Attn: Legal Department

Email: NewFoFRule@SSGA.com

5.	Term and Termination; Assignment; Amendment

(a)    This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Fund’s reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated.

(b)    This Agreement shall continue until terminated in writing: (i) by either party upon sixty (60) days’ notice to the other party; or (ii) in the event of a material breach of this Agreement, upon written notice to the breaching party, which may be given in the sole discretion of the non- breaching party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)    This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other. Any purported assignment of rights in violation of this Section is void.

(d)    This Agreement may be amended only by a writing that is signed by each affected party.

(e)    In any action involving the Acquiring Fund under this Agreement, the Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any of the other Acquiring Funds.

(f)     In any action involving the Acquired Fund under this Agreement, the Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any of the other Acquired Funds.

(g)    The Acquiring Fund and the Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

6.	Indemnification

(a)    Each Fund (an “Indemnifying Fund”), severally and not jointly, agrees to hold harmless, indemnify and defend each other Fund (an “Indemnitee Fund”), including any principals, directors or trustees, officers, depositor, sponsor, employees and agents (“Agents”) of the Indemnitee Fund, against and from any and all losses, costs, expenses and liabilities incurred by or claims or actions (“Claims”) asserted against the Indemnitee Fund, including any of its Agents, to the extent such Claims result from a violation of any provision of this Agreement by the Indemnifying Fund or its Agents or result from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnifying Fund or its Agents in the performance of any of its duties or obligations hereunder. Any indemnification pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims. Notwithstanding the foregoing, the Indemnifying Fund shall not be responsible for any Claim against the Indemnitee Fund or its Agents to the extent such Claim results from a violation of any provision of this Agreement by the Indemnitee Fund or its Agents or results from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnitee Fund or its Agents in the performance of any of its duties or obligations hereunder. This Section shall survive any termination of this Agreement.

(b)    Any liability pursuant to the forgoing provision shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other Acquiring Fund or Acquired Fund.

7.	Additional Funds

In the event that any party wishes to include one or more series in addition to those originally set forth on Schedule A (each such series a “New Fund”), the party shall so notify the Acquired Fund in writing, and, upon written agreement, each New Fund shall hereunder become an Acquiring Fund and Schedule A shall be amended accordingly.

8.	Severability

If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for both parties remain valid, legal and enforceable.

9.	Governing Law

(a)    This Agreement shall be construed in accordance with the laws of the State of New York.

(b)    In the case of any Acquiring Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of the applicable Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Massachusetts Trust.

10.	Consequential Damages

Under no circumstances will any party to this Agreement be liable to any person, including without limitation any other party to this Agreement, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provision of this Agreement, even if such party had been advised of the possibility of such loss or damages.

11.	Entire Agreement

(a)    This Agreement contains the entire understanding and agreement of the parties. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

(b)    The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between the Acquiring Fund and the Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to permit investments beyond the statutory limits of Section 12(d)(1)(A) and (B) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

SPDR S&P 500 ETF TRUST

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST

(severally and not jointly)

By:	STATE STREET GLOBAL ADVISORS TRUST COMPANY, not in its general corporate capacity but solely as Trustee of each Acquired Fund
By:	/s/ Ellen M. Needham
Name:	Ellen M. Needham
Title:	Senior Managing Director

[Remainder of page intentionally left blank; Acquiring Fund signature page follows]

FT Series (on behalf of each of its existing and future series, severally and not jointly)

By: First Trust Portfolios L.P.

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	CFO

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(each on behalf of its existing and future series, severally and not jointly)

By:	/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

SCHEDULE A

List of Acquiring Fund(s) to Which the Agreement Applies

Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

FORM OF RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of January 19, 2022, between FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and each series of VanEck ETF Trust (except such series listed on Schedule B which may be amended from time to time), severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Fund[s], the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act,;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule.

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund(s) and the Acquired Fund(s) desire to set forth the following terms pursuant to which the Acquiring Fund(s) may invest in the Acquired Fund(s) in reliance on the Rule.

1.	Terms of Investment.

(a)            In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule each Acquiring Fund and each Acquired Fund agree as follows:

(i)             In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, and Rule 6c-11 under the 1940 Act, the Acquired Fund may honor any redemption request from the Authorized Participant acting as an intermediary to execute the Acquiring Fund’s transaction partially or wholly in-kind.

(ii)           Timing/advance notice of transactions. Only upon the request of the Acquired Fund, the Acquiring Fund will use reasonable efforts to spread orders given to an Authorized Participant that reasonably are expected to result in that Authorized Participant redeeming shares from the Acquired Fund (greater than such percentage of the Acquired Fund’s total outstanding shares as the Acquired Fund shall establish, from time to time, which percentage may be amended, upon notification to the Acquiring Fund, in the sole discretion of the Acquired Fund) over multiple days or to provide advance notification of such orders to the Acquired Fund whenever practicable and only if consistent with the Acquiring Fund’s and its shareholders’ best interests. The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to sell the Acquired Fund shares and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any. The Acquiring Fund and Acquired Fund each acknowledge and agree that this voluntary notification provision does not apply to trades placed by the Acquiring Fund in secondary markets.

(iii)         Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund; provided, however, that the Acquiring Fund does not, in its sole discretion, determine that the requested information includes Material Non-Public Information.

(b)           In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement. Additionally, an Acquiring Fund shall promptly notify an Acquired Fund: (i) of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities; (ii) of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities; (iii) where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and (iv) if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

4.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher	VanEck Compliance Department
First Trust Portfolios, L.P.	c/o Van Eck Associates Corporation
120 E. Liberty Drive, Suite 400 Wheaton, IL 60187	666 Third Avenue, 9th Floor New York, NY 10017
Email: foflegal@ftportfolios.com	Email: compliance@vaneck.com
With a copy to:	With a copy to:
W. Scott Jardine, Esq.	Van Eck Associates Corporation
Attn: Legal Dept.	Attn: Legal Dept.
120 E. Liberty Drive, Suite 400 Wheaton, IL 60187	666 Third Avenue, 9th Floor New York, NY 10017
Email: foflegal@ftportfolios.com	Email: legalnotices@vaneck.com

5.	Term and Termination; Assignment; Amendment.

(a)             This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 5(b).

(b)            This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)             This Agreement may not be assigned by either party without the prior written consent of the other.

(d)            This Agreement may be amended only by a writing that is signed by each affected party, except that Schedule B to this Agreement may be amended by the Acquired Funds, in their sole discretion, by providing notice to the Acquiring Funds in accordance with Section 4.

(e)             In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual series of the Acquiring Fund(s) that are involved in the matter in controversy and not to any other series of the Acquiring Fund(s).

(f)             In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual series of the Acquired Funds that are involved in the matter in controversy and not to any other series of the Acquired Funds.

6.	Other

The First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange- Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each a “Trust”) are each a Massachusetts business trust, and a copy of the Declaration of Trust of each Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Trust or an Acquiring Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the Acquiring Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

VanEck ETF Trust

Signature	Name	Title
/s/ Laura Martinez	Laura I. Martinez	Vice President & Associate General Counsel

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P.

Signature	Name	Title
/s/ James M. Dykas	James M. Dykas	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

Signature	Name	Title
/s/ James M. Dykas	James M. Dykas	President and CEO

SCHEDULE A

[Reserved]

SCHEDULE B (as of September 30, 2021)

List of Series of VanEck ETF Trust to which the Agreement Does Not Apply

VanEck BDC Income ETF

VanEck CEF Muni Income ETF

VanEck Inflation Allocation ETF

VanEck Long/Flat Trend ETF

VanEck Muni Allocation ETF

RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of January 19, 2022, among the FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below (each, an “Investing Fund”), severally and not jointly, and the investment trusts listed on Schedule A, on behalf of themselves and their respective series also listed on Schedule A, severally and not jointly (each, a “Vanguard Fund” and together with the Investing Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act ;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered open-end investment company, its principal underwriter (“Distributor”) or registered brokers or dealers (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits (i) registered investment companies, such as the Investing Funds, to invest in shares of other registered investment companies, such as the Vanguard Funds, in excess of the limits of Section 12(d)(1)(A) of the 1940 Act, and (ii) registered investment companies, such as the Vanguard Funds, as well as the Distributor and Brokers, knowingly to sell shares of the Vanguard Funds to the Investing Funds in excess of the limits of Section 12(d)(1)(B) of the 1940 Act, subject to compliance with the conditions of the Rule;

WHEREAS, an Investing Fund may, from time to time, invest in shares of one or more Vanguard Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule; and

WHEREAS, a Vanguard Fund, Distributor, or Broker, from time to time, may knowingly sell Shares of one or more Vanguard Funds to an Investing Fund in excess of the limitations of Section 12(d)(1)(B) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Investing Funds and the Vanguard Funds desire to set forth the following terms pursuant to which the Investing Funds may invest in the Vanguard Funds in reliance on the Rule and the Vanguard Funds, Distributor, or Broker may sell shares of the Vanguard Funds to the Investing Funds in reliance on the Rule.

1.	Terms of Investment

(a)                With respect to investments in Vanguard Funds that operate as exchange-traded funds (“Vanguard ETFs”), the Funds note that each Vanguard ETF is designed to accommodate large investments and redemptions, whether from Investing Funds or other investors. Creation and redemption orders for shares of the Vanguard ETFs can only be submitted by Brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Authorized Participant Agreement”) with the Vanguard ETFs’ distributor to transact in shares of the Vanguard ETFs. The Vanguard ETFs also have policies and procedures (the “Basket Policies”) that have been adopted pursuant to Rule 6c-11 under the 1940 Act, which govern creations and redemptions of the Vanguard ETFs’ shares. Any creation or redemption order submitted by an Investing Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Authorized Participant Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that the Investing Funds will transact in shares in the Vanguard ETFs on the secondary market rather than through direct creation and redemption transactions with the Vanguard ETF. The Funds believe that these material terms regarding an Investing Fund’s investment in shares of a Vanguard ETF should assist the Vanguard ETF’s investment adviser, the Vanguard Group Inc. (“Vanguard”), with making the required findings under the Rule.

(b)                In order to help reasonably address the risk of undue influence on a Vanguard Fund that operates as a mutual fund (“Vanguard Mutual Fund”) by an Investing Fund, and to assist Vanguard with making the required findings under the Rule, each Investing Fund and each Vanguard Mutual Fund agree as follows:

(i)       In-kind redemptions. The Investing Fund acknowledges and agrees that, if and to the extent consistent with the Vanguard Mutual Fund’s registration statement, as amended from time to time, the Vanguard Mutual Fund may honor any redemption request partially or wholly in-kind.

(ii)     Timing/advance notice of redemptions. The Investing Fund will use reasonable efforts to spread large redemption requests over multiple days or to provide advance notification of redemption requests to the Vanguard Mutual Fund(s).

(iii)    Scale of investment. Upon a reasonable request by a Vanguard Mutual Fund, the Investing Fund will provide summary information regarding the anticipated timeline of its investment in the Vanguard Mutual Fund and the scale of its contemplated investments in the Vanguard Mutual Fund.

(c)                 In order to assist the Investing Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in a Vanguard Fund, each Vanguard Fund shall provide each Investing Fund with information on the fees and expenses of the Vanguard Fund reasonably requested by the Investing Fund with reference to the Rule.

2.	Representations of the Vanguard Funds.

In connection with any investment by an Investing Fund in a Vanguard Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of shares by a Vanguard Fund, Distributor, or Broker to an Investing Fund in excess of the limitations in Section 12(d)(1)(B), the Vanguard Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Vanguard Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Investing Fund if such Vanguard Fund fails to comply with the Rule with respect to an investment by the Investing Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Investing Funds.

(a)                In connection with any investment by an Investing Fund in a Vanguard Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of Shares by a Vanguard Fund, Distributor, or Broker to an Investing Fund in excess of the limitations in Section 12(d)(1)(B), the Investing Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Investing Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Vanguard Fund if such Investing Fund fails to comply with the Rule with respect to its investment in such Vanguard Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)                Each Investing Fund agrees to provide the Vanguard Funds on an annual basis with a list of the Vanguard Funds that it invests in beyond the limitations in Section 12(d)(1)(A) in reliance on this Agreement.

4.	Indemnification.

(a)                Each Investing Fund, severally and not jointly, agrees to hold harmless, indemnify and defend the Vanguard Funds, including any principals, directors or trustees, officers, employees and agents (“Vanguard Agents”), against and from any and all losses, costs, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Vanguard Fund, including any Vanguard Agents, to the extent such Claims result from (i) a violation or alleged violation of any provision of this Agreement or (ii) a violation or alleged violation of the terms and conditions of the Rule, as applicable, in each case by the Investing Fund, its principals, directors or trustees, officers, employees, agents, advisers or if applicable, subadvisers.

(b)                The Vanguard Funds, severally and not jointly, agree to hold harmless, indemnify and defend each Investing Fund, including any principals, directors or trustees, officers, employees and agents (“Investing Fund Agents”), against and from any and all losses, costs, expenses or liabilities incurred by or Claims asserted against an Investing Fund, including any Investing Fund Agents, to the extent such Claims result from (i) a violation or alleged violation of any provision of this Agreement or (ii) a violation or alleged violation of the terms and conditions of the Rule, as applicable, in each case by the Vanguard Fund, its principals, directors or trustees, officers, employees, agents or advisers.

(c)                 Any indemnification pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Investing Funds or the Vanguard Funds that are involved in the matter in controversy and not to any other series.

5.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to an Investing Fund:	If to a Vanguard Fund:

Kristi Maher	ETF Counsel
First Trust Portfolios, L.P.	The Vanguard Group, Inc.
120 E. Liberty Drive, Suite 400	Legal Department, V26
Wheaton, IL 60187 Fax:	400 Devon Park Drive Wayne, PA 19087
Email: foflegal@ftportfolios.com	Fax: (610) 669-6600
Email: 12d1_Notices@vanguard.com

W. Scott Jardine, Esq.
First Trust Portfolios, L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
Email: foflegal@ftportfolios.com

6.	Term and Termination; Governing Law; Dispute Resolution

(a)                This Agreement shall be effective for the duration of the Vanguard Funds’ and the Investing Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)                This Agreement shall continue, in its entirety or with respect to any particular Investing Fund or Vanguard Fund, until terminated in writing by any party upon 60 days’ written notice to the other parties. Upon termination of this Agreement, no Investing Fund may purchase additional shares of a Vanguard Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. Upon termination of this Agreement with respect to any particular Investing Fund or Vanguard Fund, the parties may not rely on the Rule with respect to any subsequent investment by such terminated Investing Fund in Shares of Vanguard Funds or subsequent investment in Shares of such terminated Vanguard Fund by Investing Funds.

(c)                 This Agreement will be governed by Pennsylvania law without regard to choice of law principles.

7.	Miscellaneous

(a)                This Agreement may not be assigned by either party without the prior written consent of the other. In the event either party assigns this Agreement to a third party as provided in this Section, such third party shall be bound by the terms and conditions of this Agreement applicable to the assigning party. Any assignment in contravention of this Section shall be null and void.

(b)                Except as expressly set forth herein, nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

(c)                 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Agreement shall become binding when any two or more counterparts thereof, individually or taken together, bear the signatures of both parties hereto. For purposes hereof, a facsimile or email copy of this Agreement, including the signature pages hereto, shall be deemed an original.

(d)                With the exception of Schedule A, which may be amended via email notification to the contact identified in Section 5 of this Agreement, no amendment, modification, or supplement of any provision of this Agreement will be valid or effective unless made in writing in the manner provided by Section 5 and signed by a duly authorized representative of each party.

First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange- Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each a "Trust") are each a Massachusetts business trust, and a copy of the Declaration of Trust of each Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Trust or an Investing Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Investing Fund

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Vanguard Funds

Name of Authorized Signer	Print	/s/ Michael Drayo
Title: Assistant Secretary	Michael Drayo	Signature

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P.

Name of Authorized Signer	Print:	/s/ James M. Dykas
Title: Chief Financial Officer	James M. Dykas	Signature

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

James M. Dykas	President and CEO	/s/ James M. Dykas
Name of Authorized Signer	Title	Signature

SCHEDULE A

List of Funds to Which the Agreement Applies

Investing Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

Vanguard Funds*

Vanguard Admiral Funds

Vanguard S&P 500 Value Index Fund

Vanguard S&P 500 Growth Index Fund

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard Bond Index Funds

Vanguard Short-Term Bond Index Fund

* This Agreement applies only to the ETF share class of each Vanguard Fund listed in Schedule A.

Vanguard Funds*

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard Total Bond Market Index Fund

Vanguard Ultra-Short Bond ETF

Vanguard Charlotte Funds

Vanguard Total International Bond Index Fund

Vanguard Index Funds

Vanguard 500 Index Fund

Vanguard Extended Market Index Fund

Vanguard Growth Index Fund

Vanguard Large-Cap Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Mid-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Value Index Fund

Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds

Vanguard Emerging Markets Stock Index Fund

Vanguard European Stock Index Fund

Vanguard FTSE All-World ex-US Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Total World Stock Index Fund

Vanguard FTSE All World ex-US Small-Cap Index Fund

Vanguard Global ex-U.S. Real Estate Index Fund

Vanguard Malvern Funds

Vanguard Short-Term Inflation-Protected Securities Index Fund

Vanguard Municipal Bond Funds

Vanguard Tax-Exempt Bond Index Fund

Vanguard Scottsdale Funds

Vanguard Short-Term Treasury Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

Vanguard Russell 3000 Index Fund

Vanguard Funds*

Vanguard Specialized Funds

Vanguard Dividend Appreciation Index Fund

Vanguard Real Estate Index Fund

Vanguard STAR Funds

Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds

Vanguard Developed Markets Index Fund

Vanguard Wellington Fund

Vanguard U.S. Liquidity Factor ETF

Vanguard U.S. Minimum Volatility ETF

Vanguard U.S. Momentum Factor ETF

Vanguard U.S. Multifactor ETF

Vanguard U.S. Quality Factor ETF

Vanguard U.S. Value Factor ETF

Vanguard Whitehall Funds

Vanguard High Divided Yield Index Fund

Vanguard Emerging Markets Government Bond Index Fund

Vanguard International Dividend Appreciation Index Fund

Vanguard International High Dividend Yield Index Fund

Vanguard World Fund

Vanguard Communication Services Index Fund

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard ESG International Stock ETF

Vanguard ESG U.S. Corporate Bond ETF

Vanguard ESG U.S. Stock ETF

Vanguard Extended Duration Treasury Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Utilities Index Fund

WISDOMTREE TRUST

FUND OF FUNDS INVESTMENT AGREEMENT

This Fund of Funds Investment Agreement (“Agreement”) is made as of this 19th day of January, 2022, by and between WisdomTree Trust (the “Trust”), on behalf of each of its current and future series, severally and not jointly (each, an “Acquired Fund”) and FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their current and future series, severally and not jointly, set forth on Appendix A (each an “Acquiring Fund”).

WHEREAS, the Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”); or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act, and

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits investment by an investment company, as defined in the 1940 Act, and any company or companies controlled by such company, in any other investment company that is registered under the 1940 Act; and

WHEREAS, Section 12(d)(1)(B) of the 1940 Act limits the sale by a registered open-end investment company, any principal underwriter therefor, or any broker or dealer registered under the Securities Exchange Act of 1934 of any security issued by such registered open-end investment company, knowingly, to any other investment company; and

WHEREAS, Section 12(d)(1)(C) of the 1940 Act limits investment by an investment company, and any company or companies controlled by such investment company, in a registered closed-end investment company; and

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”), subject to compliance with the conditions of the Rule, exempts each Acquired Fund and each Acquiring Fund from the limits of Section 12(d)(1)(A), (B) and (C) of the 1940 Act, as applicable; and

WHEREAS, in reliance on the Rule, each Acquiring Fund may, from time to time, acquire Shares of one or more Acquired Fund in excess of the limits imposed by Section 12(d)(1)(A), (B) and (C), as applicable.

NOW, THEREFORE, in accordance with the Rule and in consideration of the potential benefits to an Acquired Fund and an Acquiring Fund arising out of the investment by the Acquiring Funds in an Acquired Fund, the parties agree as follows:

1.	Terms of Investment

(a)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)  In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, and Rule 6c-11, the Acquired Fund may honor any redemption request from the Authorized Participant acting as an intermediary to execute the Acquiring Fund’s transaction partially or wholly in-kind.

(ii)  Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund; provided, however, that the Acquiring Fund does not, in its sole discretion, determine that the requested information includes Material Non-Public Information.

(b)  In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

2.	Representation and Warranties of the Acquired Funds.

(a)  Pursuant to the Rule, the Acquired Funds will comply with this Agreement and the terms and conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquired Funds.

(b)  The Acquired Funds will comply with its obligations under this Agreement.

(c)  The Acquired Funds will promptly notify the Acquiring Funds if such Acquired Fund fails to comply with the Rule, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representation and Warranties of the Acquiring Funds.

(a)  Each Acquiring Fund will comply with this Agreement and the terms and conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time.

(b)  The Acquiring Fund will comply with its obligations under this Agreement.

(c)  The Acquiring Fund will promptly notify the Acquired Funds if such Acquiring Fund fails to comply with the Rule, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(d)  As of the date of this Agreement, an Acquiring Fund is prohibited from making an initial acquisition of shares of an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule until the Acquiring Fund has provided written notice to the Acquired Fund of its intent to acquire shares of such Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule.

4.	Termination; Governing Law.

(a)  This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Fund’s reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in the Acquired Fund made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 3(b).

(b) This Agreement will continue until terminated in writing by either party upon sixty (60) days’ written notice to the other party. This Agreement may be terminated with respect to one or more Acquiring Funds or Acquired Funds, and remain effective with respect to the remaining Acquiring Funds or Acquired Funds subject to this Agreement. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)  This Agreement will be governed by Delaware law without regard to choice of law principles.

5.	Notices.

All notices, including any information that either party is required to deliver to the other by the Rule or by this Agreement shall be in writing and shall be delivered by registered or overnight mail, facsimile or electronic mail to the address for each party set forth below (which may be changed from time to time upon written notice to the other party).

If to the Acquired Fund:

WisdomTree Trust

230 Park Avenue

New York, NY 10169

Attn: Fund Legal

Email: 12dNotice@wisdomtree.com

If to the Acquiring Fund:

Kristi Maher

First trust Portfolios, L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

W. Scott Jardine, Esq.

Attn: Legal Department

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

6.	Miscellaneous.

(a)  Assignment. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and representatives as applicable. This Agreement shall not be assignable. Any purported assignment in violation of the immediately preceding sentence shall be void and of no effect.

(b)  Amendment. With the exception of the contact information listed in Section 5, which may be changed from time to time upon notice to the other party, the parties may amend this Agreement only by a written agreement signed by both parties.

(c)  Counterparts. This Agreement may be executed in two counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by email or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by email shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by the party delivering it.

(d)  No Personal Liability. The First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each a “Trust”) are each a Massachusetts business trust, and a copy of the Declaration of Trust of each Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Trust or an Acquiring Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the Acquiring Fund.

(e)  Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for both parties remain valid, legal and enforceable.

(f)  Regulatory Filings. Any Acquiring Fund or Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

7.	Additional Funds.

In the event that any party wishes to include one or more series in addition to those originally set forth on Appendix A (each such series a “New Fund”), such party shall so notify the other party in writing, and, upon written agreement as contemplated in Section 6(b) above, each New Fund shall hereunder become an Acquiring Fund or an Acquired Fund, as the case may be, and Appendix A, as appropriate, shall be amended accordingly.

8.	Termination of Prior Agreements.

The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between the Acquiring Company and the Trust that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to permit investments beyond the statutory limits of Section 12(d)(1)(A) and (B) of the 1940 Act (the “Prior Section 12(d)(1) Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12(d)(1) Agreements.

IN WITNESS WHEREOF, the parties have duly executed this Acquiring Fund Investment Agreement as of the date first set forth above.

WISDOMTREE TRUST

By:	/s/ Jonathan Steinberg
Name:	Jonathan Steinberg
Title:	President

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P.

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President and CEO

APPENDIX A

List of Funds to which the Agreement Applies

Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

Acquired Funds

WisdomTree ETFs

DOMESTIC EQUITY ETFs

CORE
Large Cap	Ticker	Exp. Ratio %
U.S. LargeCap	EPS	0.08
U.S. Quality Dividend Growth	DGRW	0.28
U.S. Multifactor	USMF	0.28
Mid & Small Cap	Ticker	Exp. Ratio %
U.S. MidCap	EZM	0.38
U.S. SmallCap	EES	0.38
U.S. SmallCap Quality Dividend Growth	DGRS	0.38
VALUE
Large Cap	Ticker	Exp. Ratio %
U.S. LargeCap Dividend	DLN	0.28
U.S. Total Dividend	DTD	0.28
U.S. High Dividend	DHS	0.38
U.S. Dividend ex-Financials	DTN	0.38
U.S. Value	WTV	0.12
Mid & Small Cap	Ticker	Exp. Ratio %
U.S. MidCap Dividend	DON	0.38
U.S. SmallCap Dividend	DES	0.38
GROWTH
Large Cap	Ticker	Exp. Ratio %
Growth Leaders	PLAT	0.20
U.S. Growth & Momentum	WGRO	0.55
EMERGING MARKETS EQUITY ETFs
Emerging Markets	Ticker	Exp. Ratio %
Emerging Markets High Dividend	DEM	0.63
Emerging Markets Quality Dividend Growth	DGRE	0.32
Emerging Markets Multifactor	EMMF	0.48
Emerging Markets SmallCap Dividend	DGS	0.58
Regional/Single Country	Ticker	Exp. Ratio %
India Earnings	EPI	0.84
INTERNATIONAL EQUTIY ETFs
International	Ticker	Exp. Ratio %
International Equity	DWM	0.48
International Multifactor	DWMF	0.38
Dynamic Currency Hedged International Equity	DDWM	0.40
International Large Cap Dividend	DOL	0.48
International Dividend ex-Financials	DOO	0.58
International High Dividend	DTH	0.58
International Hedged Quality Dividend Growth	IHDG	0.58
International Quality Dividend Growth	IQDG	0.42

International Mid & Small Cap	Ticker	Exp. Ratio %
International SmallCap Dividend	DLS	0.58
Dynamic Currency Hedged International SmallCap Equity	DDLS	0.48
International MidCap Dividend	DIM	0.58
Global	Ticker	Exp. Ratio %
Global ex-U.S. Quality Dividend Growth	DNL	0.42
Global High Dividend	DEW	0.58
Global ex-U.S. Real Estate	DRW	0.58
Regional/Single Country	Ticker	Exp. Ratio %
Japan Hedged Equity	DXJ	0.48
Europe Hedged Equity	HEDJ	0.58
Europe Quality Dividend Growth	EUDG	0.58
Germany Hedged Equity	DXGE	0.48
Regional/Single Country Small Cap	Ticker	Exp. Ratio %
Japan SmallCap Dividend	DFJ	0.58
Japan Hedged SmallCap Equity	DXJS	0.58
Europe SmallCap Dividend	DFE	0.58
Europe Hedged SmallCap Equity	EUSC	0.58
ESG ETFs
	Ticker	Exp. Ratio %
U.S. ESG	RESP	0.28
Emerging Markets ESG	RESE	0.32
International ESG	RESD	0.30
Emerging Markets ex-State-Owned Enterprises	XSOE	0.32
China ex-State-Owned Enterprises	CXSE	0.32
India ex-State-Owned Enterprises	IXSE	0.58
FIXED INCOME ETFs
Strategic Core	Ticker	Exp. Ratio %
Yield Enhanced U.S. Aggregate Bond	AGGY	0.12
Yield Enhanced U.S. Short-Term Aggregate Bond	SHAG	0.12
Mortgage Plus Bond	MTGP	0.45
Short Term Government	Ticker	Exp. Ratio %
Floating Rate Treasury	USFR	0.15
Interest Rate Strategies	Ticker	Exp. Ratio %
Interest Rate Hedged U.S. Aggregate Bond	AGZD	0.23
Interest Rate Hedged High Yield Bond	HYZD	0.43
Credit	Ticker	Exp. Ratio %
U.S. Corporate Bond	WFIG	0.18
U.S. Short-Term Corporate Bond	SFIG	0.18
U.S. High Yield Corporate Bond	WFHY	0.18

Emerging Markets	Ticker	Exp. Ratio %
Emerging Markets Local Debt	ELD	0.55
Emerging Markets Corporate Bond	EMCB	0.60
Currency Strategies	Ticker	Exp. Ratio %
Emerging Currency Strategy	CEW	0.55
Bloomberg U.S. Dollar Bullish	USDU	0.51
Chinese Yuan Strategy	CYB	0.45
ALTERNATIVE ETFs
Managed Futures	Ticker	Exp. Ratio %
Managed Futures Strategy	WTMF	0.65
Option-Based	Ticker	Exp. Ratio %
CBOE S&P 500 PutWrite Strategy	PUTW	0.44
Commodity	Ticker	Exp. Ratio %
Enhanced Commodity Strategy[1]	GCC	0.55
Credit	Ticker	Exp. Ratio %
Alternative Income*	HYIN	3.20
Target Range	Ticker	Exp. Ratio %
Target Range	GTR	0.70
CAPITAL EFFICIENT ETFs
Core	Ticker	Exp. Ratio %
U.S. Efficient Core[2]	NTSX	0.20
International Efficient Core	NTSI	0.26
Emerging Markets Efficient Core	NTSE	0.38
Tactical	Ticker	Exp. Ratio %
Efficient Gold Plus Gold Miners Strategy	GMDN	0.45
MEGATRENDS
	Ticker	Exp. Ratio %
Cloud Computing	WCLD	0.45
Cybersecurity	WCBR	0.45
BioRevolution	WDNA	0.45
Artificial Intelligence and Innovation	WTAI	0.45

1	Prior to 12/21/2020, the ticker symbol GCC was used for an Exchange Traded Commodity Pool trading under a different name and strategy.
2	Formerly WisdomTree 90/60 U.S. Balanced Fund.
*	This Fund operates as a Fund-of-Funds and is not covered under WisdomTree’s 12(d)(1) exemptive relief or Rule 12d1-4.

FORM OF RULE 12dl-4 ETF
FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of January 19, 2022, among FT Series, First Trust Exchange Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (the “Investing Company”), on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and the J.P. Morgan Exchange-Traded Fund Trust (the “Trust”), on behalf of each series of the Trust listed on Schedule A, severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Fund[s], the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(l)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(l)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund intends, from time to time, to invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(l )(A) in reliance on the Rule;

WHEREAS, one or more Acquiring Funds currently invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on exemptive relief obtained by the Trust; and

NOW THEREFORE, in accordance with the Rule, the Investing Company, on behalf of the Acquiring Funds, and the Trust, on behalf of the Acquired Funds, desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule.

1.	Terms of Investment
(a)	In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser or sub-adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)    In-kind redemptions. Each Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the relevant Acquired Fund’s then-current registration statement, as amended or supplemented from time to time, and Rule 6c-11, the Acquired Fund may honor any redemption request from an Authorized Participant acting as an intermediary to execute the Acquiring Fund’s transaction partially or wholly in-kind.

(ii)  Timing/advance notice of redemptions. Only upon the request of the relevant Acquired Fund, the Acquiring Fund will use reasonable efforts to spread orders given to an Authorized Participant that reasonably are expected to result in that Authorized Participant redeeming shares from the Acquired Fund (greater than 3% of the Acquired Fund’s total outstanding shares) over multiple days or to provide advance notification of such orders to the Acquired Fund whenever practicable and only if consistent with the Acquiring Fund’s and its shareholders’ best interests. Each Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to sell the Acquired Fund shares and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any. The Acquiring Fund and Acquired Fund each acknowledge and agree that this voluntary notification provision does not apply to trades placed by the Acquiring Fund in secondary markets.

(iii)Scale of investment. Upon request by an Acquired Fund, the relevant Acquiring Fund will provide summary information regarding the anticipated timeline of its investments in the Acquired Fund, the scale of its contemplated investments in the Acquired Fund and its current level of investments in the Acquired Fund; provided, however, that the Acquiring Fund does not, in its sole discretion, determine that the requested information includes Material Non-Public Information.

(b)	In order to assist an Acquiring Fund’s investment adviser or sub-adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. The parties agree that, absent unusual circumstances, such information shall be limited to information contained in the relevant Acquired Fund’s then-current registration statements, as amended or supplemented from time to time, and shareholder reports.
(c)	Prior to the time of its investment in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A)(i) of the 1940 Act, the Acquiring Fund will notify the Acquired Fund of such investment.
2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l )(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement;

3.	Representations of the Acquiring Funds.
(a)	In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.
(b)	No Acquiring Fund or affiliated person (as defined in the 1940 Act) of an Acquiring Fund (each, an “Acquiring Fund Affiliate”) will cause any existing or potential investment by the Acquiring Fund in an Acquired Fund to influence the terms of any services or transactions between or among the Acquiring Fund or Acquiring Fund Affiliates and the Acquired Fund or an affiliated person of an Acquired Fund.
(c)	The Investing Company, on behalf of each Acquiring Fund, acknowledges and agrees that each Acquiring Fund and its Acquiring Fund Affiliates will only be entitled to receive information about an Acquired Fund that such Acquired Fund is permitted to give any of its other shareholders.
(d)	Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with 3(d)(a) at the time of purchase no longer complies.
4.	Miscellaneous.
(a)	The Trust hereby consents to the use of its name, the name of each Acquired Fund and the names of their affiliates as part of a list of investment companies in which the Acquiring Fund invests in the Acquiring Funds’ disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Investing Company, on behalf of each Acquiring Fund, agrees that it will make no public representation concerning an Acquired Fund or its affiliates not included in the Acquired Fund’s then-current registration statement or in any authorized supplemental sales materials supplied to the Acquiring Fund by an Acquired Fund or its agent.
(b)	It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and/or its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) that was used in connection with this Agreement, as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

(c)	Several Liability. In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Investing Company. In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other series of the Trust.
(d)	Counterparts. The parties may execute this Agreement in multiple counterparts, each of which constitutes an original, and all of which collectively constitute only one Agreement. The signatures of all of the parties need not appear on the same counterpart. This Agreement is effective upon delivery of one executed counterpart from each party to the other parties.
(e)	Use of Terms. Unless indicated otherwise, any term used but not defined in this Agreement shall be construed as defined in or interpreted under the Rule.
(f)	Severabilitv. If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.
(g)	Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations.
(h)	This Agreement shall be construed in accordance with the laws of the State of New York.
5.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher	JPMorgan Asset Management
c/o First Trust Portfolios, L.P.	1111 Polaris Parkway
120 E. Liberty Drive, Suite 400	Columbus, Ohio 43240
Wheaton, IL 60187	Attn: Contract Administration
Fax:	JPMFunds.Contracts@jpmorgan.com
Email: foflegal@ftportfolios.com

With a copy to:	With a copy to:
W. Scott Jardine, Esq.	JPMorgan Asset Management
Attn: Legal Dept.	Attn: Exchange-Traded Funds Legal
First Trust Portfolios L.P.	277 Park Avenue
120 E. Liberty Drive, Suite 400	New York, NY 10172
Wheaton, IL 60187	Fax:
Fax:	Email:
Email: foflegal@ftportfolios.com

6.	Term and Termination; Assignment; Amendment
(a)	This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).
(b)	This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party, provided however, that the provisions of Section 4 shall survive the termination of this Agreement. Upon termination of this Agreement, an Acquiring Fund may not purchase additional shares of an Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.
(c)	This Agreement may not be assigned by either party without the prior written consent of the other.
(d)	This Agreement may be amended only by a writing that is signed by each affected party. Notwithstanding anything contained herein to the contrary, the Trust may, in its sole discretion, amend Schedule A to add a series of the Trust.
(e)	In the case of the Acquiring Funds held in First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, a copy of the Declaration of Trust of each trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the trust or the Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable Acquiring Fund.

IN WITNESS WHERE OF, the parties have executed this Agreement as of the date first written above.

J.P. Morgan Exchange-Traded Fund Trust

Paul Shield	Paul Shield	/s/ Paul Shield
Name of Authorized Signer	Print	Signature
Title: Assistant Treasurer / Vice President

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P.

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer	Print	Signature
Title: CFO

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer	Print	Signature

SCHEDULE A

List of Funds to Which the Agreement Applies

Acquired Funds

JPMorgan Active Value ETF

JPMorgan ActiveBuilders Emerging Markets Equity ETF (fka

JPM Emerging Mkts Equity Core ETF)

JPMorgan ActiveBuilders International Equity ETF

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders International Equity ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders MSCI US REIT ETF

JPMorgan BetaBuilders U.S. Equity ETF

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

JPMorgan BetaBuilders U.S. Small Cap Equity ETF

JPMorgan Carbon Transition U.S. Equity ETF

JPMorgan Core Plus Bond ETF

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan Equity Premium Income ETF

JPMorgan Income ETF

JPMorgan International Bond Opportunities ETF

JPMorgan High Yield Research Enhanced ETF

JPMorgan International Growth ETF

JPMorgan Municipal ETF

JPMorgan Short Duration Core Plus ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan U.S. Dividend ETF

JPMorgan U.S. Minimum Volatility ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

JPMorgan Ultra-Short Income ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE A - Continued

List of Funds to Which the Agreement Applies

Acquiring Funds

FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined in this Agreement.

RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (“Effective Date”), is made among FT Series, , First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”) and the Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, on behalf of each of their series (except such series listed on Schedule B, as may be amended from time to time), severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”); or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act, and

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies and Section 12(d)(1)(B) limits the extent to which a registered open-end investment company, its principal underwriter (“Distributor”) or any brokers or dealers registered under the Securities Exchange Act of 1934 (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies; and

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits (i) registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1)(A) of the 1940 Act, and (ii) registered open-end investment companies, such as the Acquired Funds, as well as the Distributor and Brokers, knowingly to sell shares of the Acquired Funds to the Acquiring Funds in excess of the limits of Section 12(d)(1)(B) of the 1940 Act, subject to compliance with the conditions of, and in reliance on, the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A), in reliance on the Rule; and

WHEREAS, an Acquired Fund, Distributor, or Broker, from time to time, may knowingly sell Shares of one or more Acquired Funds to an Acquiring Fund in excess of the limitations of Section 12(d)(1)(B) in reliance on the Rule; and

WHEREAS, to date such investments have been governed by SEC exemptive relief that will be rescinded on the Effective Date;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and the Acquired Funds, Distributor, or Broker may sell shares of the Acquired Funds to the Acquiring Funds in reliance on the Rule.

1.	Terms of Investment

(a)                The Funds note that each Acquired Fund operates as an exchange-traded fund and is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption orders for shares of the Acquired Funds can only be submitted by Brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Participation Agreement”) with the Acquired Funds’ distributor to transact in shares of the Acquired Funds. The Acquired Funds also have policies and procedures (the “Basket Policies”) that govern creations and redemptions of the Acquired Funds’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Participation Agreement. The Basket Policies include provisions that govern in- kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that the Acquiring Funds will transact in shares in the Acquired Funds on the secondary market rather than through direct creation and redemption transactions with the Acquired Fund. The Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired Fund should assist the Acquired Fund’s investment adviser with making the required findings under the Rule. .

(b)               In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations and warranties of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of Shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in Ineligible Funds (as defined in Schedule B).

4.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher First Trust Portfolios, L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Invesco ETFs 3500 Lacey Road, Suite 700 Downers Grove, IL 60551 Attn: General Counsel Email: 12d-1request@invesco.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Dept. First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: Client Contracts Email: dealersupport@invesco.com

5.	Term and Termination; Assignment; Amendment

(a)                This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)               This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)                This Agreement may not be assigned by either party without the prior written consent of the other.

(d)               This Agreement may be amended, including the addition of Acquiring Funds to Schedule A, only in writing that is signed by each affected party, except that Schedule B to this Agreement may be amended by the Acquired Funds, in their sole discretion. Once a fund has been placed on the Ineligible Funds list in Schedule B, an Acquiring Fund may not purchase shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on Rule 12d1-4.”

(e)                In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund(s) that are involved in the matter in controversy and not to any other series of the Acquiring Funds.

(f)                In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund(s) that are involved in the matter in controversy and not to any other series of the Acquired Funds.

6.	Miscellaneous

(a)                Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings, and negotiations.

(b)               Counterparts. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which together constitute one and the same instrument.

(c)                Severability. If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

(d)               The First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each a "Trust") are each a Massachusetts business trust, and a copy of the Declaration of Trust of each Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Trust or an Acquiring Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the Acquiring Fund. Similarly, for any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

Signatures appear on the following page.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P.

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer	Print	Signature
Title: CFO

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer	Print	Signature

INVESCO EXCHANGE-TRADED FUND TRUST

INVESCO EXCHANGE-TRADED FUND TRUST II

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

Adam Henkel	Adam Henkel	/s/ Adam Henkel
Name of Authorized Signer	Print	Signature
Title: Secretary

SCHEDULE A

Applicable Funds

Acquiring Funds

FT Series

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

SCHEDULE B

Ineligible Funds

Effective January 19, 2022

This Schedule B includes Funds that are not permissible for investment by the Acquiring Funds in reliance on this Agreement (the “Ineligible Funds”).

This Schedule B may be amended, supplemented, or revised at any time. Upon written notice by Acquired Funds to Acquiring Funds this Schedule B may be maintained on www.invesco.com.

Ineligible Funds under Exchange-Traded Fund Trust

Invesco Global Listed Private Equity ETF (PSP)

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

Invesco Zacks Mid-Cap ETF (CZA)

Invesco Zacks Multi-Asset Income ETF (CVY)

Invesco Raymond James SB-1 Equity ETF (RYJ)

Invesco S&P Spin-Off ETF (CSD)

Ineligible Funds under Exchange-Traded Fund Trust II

Invesco CEF Income Composite ETF (PCEF)

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

Invesco Alerian Galaxy Crypto Economy ETF (SATO)

Invesco KBW High Dividend Yield Financial ETF (KBWD)

Ineligible Funds under Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Balanced Multi-Asset Allocation ETF (PSMB)

Invesco Conservative Multi-Asset Allocation ETF (PSMC)

Invesco Growth Multi-Asset Allocation ETF (PSMG)

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

Invesco Ultra Short Duration ETF (GSY)

Invesco Total Return Bond ETF (GTO)

Ineligible Funds under Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Optimum Yield Diversified Commodity Strategy No K-1 (PDBC)

Ineligible Funds under Invesco Exchange-Traded Self-Indexed Fund Trust

Invesco Defensive Equity ETF (DEF)

RULE 12d1-4

UNIT INVESTMENT TRUST OF FIRST TRUST EXCHANGE-TRADED FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund, and First Trust Exchange-Traded AlphaDEX® Fund II, (each a “Trust”) on behalf of each applicable series, except such series listed on Appendix A, as may be amended from time to time, severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”); or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act; and

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter (the “Distributor”) or any registered brokers or dealers (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies; and

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, as well as Distributors and Brokers to knowingly sell shares of the Acquired Funds to the Acquiring Funds in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of, and in reliance on the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule; and

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                  Terms of Investment.

(a)               In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein. The terms of this Agreement will only apply to those acquisitions made by an Acquiring Fund in reliance on the Rule. For the avoidance of doubt, an Acquiring Fund may, in its sole discretion, invest in an Acquired Fund in reliance on Section 12(d)(1)(G), if applicable, rather than the Rule. The parties hereto agree that the terms of this Agreement will not apply to the investments made by that Acquiring Fund in reliance on Section 12(d)(1)(G).

(b)               Each Acquired Fund operates as an exchange-traded fund and is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption orders for shares of the Acquired Funds can only be submitted by brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Participation Agreement”) with the Acquired Funds’ distributor to transact in shares of the Acquired Funds. The Acquired Funds also have policies and procedures (the “Basket Policies”) that govern creations and redemptions of the Acquired Funds’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Participation Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Acquiring Funds and the Acquired Funds generally expect that the Acquiring Funds will transact in shares in the Acquired Funds on the secondary market rather than through direct creation and redemption transactions with the Acquired Fund. The Acquired Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired Fund should assist the Acquired Fund’s investment adviser with making the required findings under the Rule.

(c)               In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.                  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.                  Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.                  Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: fundoffunds@ftportfolios.com	Kristi Maher First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: fundoffunds@ftportfolios.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: fundoffunds@ftportfolios.com	With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: fundoffunds@ftportfolios.com

5.                  Term and Termination.

(a)               This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)               This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement with respect to an Acquired Fund, the respective Acquiring Fund may not purchase additional shares of the applicable Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)               This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.                  Assignment; Amendment; Miscellaneous

(a)               This Agreement may not be assigned by either party without the prior written consent of the other.

(b)               This Agreement may be amended only by a writing that is signed by each affected party.

(c)               In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)               In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)                The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)               For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)               This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

Name:	/s/ James M. Dykas
Title:	President and CEO

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P. ON BEHALF OF ACQUIRING FUNDS

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A

Exchange-Traded Funds

First Trust Exchange-Traded Fund

All Series

First Trust Exchange-Traded Fund II

All Series

First Trust Exchange-Traded Fund III

All Series

First Trust Exchange-Traded Fund IV

All Series

First Trust Exchange-Traded Fund V

All Series

First Trust Exchange-Traded Fund VI

All Series

First Trust Exchange-Traded Fund VII

All Series

First Trust Exchange-Traded Fund VIII

All Series

First Trust Exchange-Traded AlphaDEX® Fund

All Series

First Trust Exchange-Traded AlphaDEX® Fund II

All Series

This Appendix A is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds, along with related requirements (the “12d1-4 Excluded Funds List”), all such additional terms and requirements being deemed incorporated by reference into this Agreement, which is maintained at First Trust’s website https://www.ftportfolios.com and is available as the 12d1-4 Excluded Funds List under the News & Literature tab for each First Trust-advised ETF, as such site is amended, supplemented or revised and in effect from time to time.

RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of January 19, 2022, by and among the Acquiring Funds, severally and not jointly (each, an “Acquiring Fund”), and each Acquired Fund, severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Fund, the “Funds”), listed on Schedule A.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Fund, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Fund may invest in the Acquired Funds in reliance on the Rule.

1.       Terms of Investment

(a) In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund's investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)    In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund's registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind.

(ii)  Timing/advance notice of redemptions. The Acquiring Fund will use reasonable efforts to spread large redemption requests over multiple days or to provide advance notification of redemption requests to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund's best interests. The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii) Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b) In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

2.     Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.     Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

4.     [Reserved]

5.     Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to an Acquired Fund:

Kristi Maher	Hartford Funds
First Trust Portfolios L.P.	690 Lee Road
120 E. Liberty Drive, Suite 400	Wayne, PA 19087
Wheaton, IL 60187
Email: foflegal@ftportfolios.com

With a copy to:
W. Scott Jardine, Esq.
Attn: Legal Department
First Trust Portfolios L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
Email: foflegal@ftportfolios.com

6.     Term and Termination; Assignment; Amendment

(a)     This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)    This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)     This Agreement may not be assigned by either party without the prior written consent of the other.

(d)    This Agreement may be amended only by a writing that is signed by each affected party.

(e)     In any action involving the Acquired Funds under this Agreement, the Acquiring Fund agrees to look solely to the individual Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series of the Acquired Funds.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By: Hartford Funds Management Company, LLC on behalf of Acquired Fund

By:	/s/ Gregory Frost
Name:	Gregory Frost
Title:	CFO

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

By:	/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer and CFO

SCHEDULE A

List of Funds to Which the Agreement Applies

Acquiring Fund

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

Acquired Funds

Hartford Municipal Opportunities ETF (HMOP)